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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
EpicEdge, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[LOGO]

May 29, 2002

Dear Shareholder:

This year's annual meeting of shareholders will be held on Tuesday, June 25, 2002, at [9:00] a.m. local time, at [EpicEdge's principal offices, 5508 Two Ninety West, Suite 300, Austin, Texas 78735]. You are cordially invited to attend.

The Notice of Annual Meeting of Shareholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

It is important that you use this opportunity to take part in the affairs of EpicEdge, Inc. by voting on the business to come before this meeting. After reading the Proxy Statement, please promptly mark, sign, date and return the enclosed proxy card in the prepaid envelope to assure that your shares will be represented or, alternatively, vote by telephone or via the Internet. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our shareholders is important.

A copy of EpicEdge's Annual Report to Shareholders is also enclosed for your information. At the annual meeting we will review EpicEdge's activities over the past year and our plans for the future. The Board of Directors and management look forward to seeing you at the annual meeting.

Sincerely yours,

RICHARD CARTER
 Chief Executive Officer

[LOGO]

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 25, 2002

TO THE SHAREHOLDERS:

        Notice is hereby given that the annual meeting of the shareholders of EpicEdge, Inc., a Texas corporation, will be held on June 25, at [9:00] a.m. local time, at [our principal offices located at 5508 Two Ninety West, Suite 300, Austin, Texas 78735], for the following purposes:

1.
To elect five members to the Board of Directors for one year terms.

2.
To approve a proposal to amend our Articles of Incorporation to increase the number of shares of common stock authorized from 50,000,000 to 100,000,000.

3.
To approve a proposed amendment and restatement of our Articles of Incorporation to increase the number of shares of preferred stock from 5,000,000 to 30,000,000, and to designate 10,000,000 shares of our capital stock as Series A Preferred Stock, with the rights, preferences and privileges contained in the Statement of Designation of the Series A Preferred Stock, to designate 10,000,000 shares of our capital stock as Series B Preferred Stock, with the rights, preferences and privileges contained in the Statement of Designation of the Series B Preferred Stock and to authorize 10,000,000 shares of our capital stock as blank check preferred stock.

4.
To approve a proposed amendment and restatement of our Articles of Incorporation to change the stated purpose of our business.

5.
To ratify, pursuant to the rules established by the American Stock Exchange, a July 2000 convertible debt offering in the amount of $5 million to certain private investors.

6.
To ratify, pursuant to the rules established by the American Stock Exchange, the September 2000 sale of 2,000,000 shares of our common stock to certain private investors for $2 million.

7.
To ratify, pursuant to the rules established by the American Stock Exchange, a November 2000 convertible debt financing in the amount of $900,000 to our chairman, Carl Rose.

8.
To ratify, pursuant to the rules established by the American Stock Exchange, a December 2000 convertible debt financing in the amount of $1.5 million to two of our shareholders.

9.
To ratify, pursuant to the rules established by the American Stock Exchange, a June 2001 convertible debt financing in the amount of $1,050,000 to two of our shareholders and a third party investor.

10.
To ratify, pursuant to the rules established by the American Stock Exchange, an April 2002 financing in which we agreed to convert the July 2000 debt and certain debt issued in December 2000 into shares of Series A Preferred Stock upon receiving shareholder approval and issued substitute notes to replace the convertible notes issued in June 2001, February 2002 and March 2002, which substitute notes are convertible into shares of Series B Preferred Stock upon receiving shareholder approval.

11.
To approve the establishment of a management bonus pool for the benefit of certain member of management.

12.
To approve the adoption of the EpicEdge, Inc. 2002 Stock Option Plan and to reserve an aggregate of up to 10,317,311 shares of common stock for issuance under the plan.

13.
To approve the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending December 31, 2002.

        Shareholders of record at the close of business on May 24, 2002 are entitled to notice of, and to vote at, this meeting and any adjournment or postponement. For ten days prior to the meeting, a complete list of shareholders entitled to vote at the meeting will be available for examination by any shareholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 5508 Highway Two Ninety West, Suite 300, Austin, Texas 78735.

                      By order of the Board of Directors,

                      Richard Carter
                       President and Chief Executive Officer

[Wednesday, May 29, 2002]

IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postage-paid envelope to assure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

TABLE OF CONTENTS

Page
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS	1
SOLICITATION AND VOTING	1
ELECTION OF DIRECTORS	3
Role and Composition of the Board of Directors	3
Director Nominees	3
Section 16(a) Beneficial Ownership Reporting Compliance	4
Vote Required and Board of Director's Recommendation	5
Financing History	6
APPROVAL OF AN AMENDMENT AND RESTATEMENT OF OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK	10
Background	10
Purpose and Effect of the Amendment	10
Vote Required and Board of Directors' Recommendation	11
APPROVAL OF AN AMENDMENT AND RESTATEMENT OF OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK AND TO DESIGNATE SERIES A PREFERRED STOCK AND SERIES B PREFERRED STOCK	12
Background	12
Purpose and Effect of the Amendment	12
Vote Required and Board of Directors' Recommendation	14
APPROVAL OF AN AMENDMENT AND RESTATEMENT OF OUR ARTICLES OF INCORPORATION TO CHANGE THE STATED PURPOSE OF OUR BUSINESS	15
Vote Required and Board of Directors' Recommendation	15
RATIFICATION OF THE JULY 2000 CONVERTIBLE DEBT OFFERING	16
Vote Required and Board of Directors Recommendation	16
RATIFICATION OF THE SEPTEMBER 2000 SALE OF 2,000,000 SHARES OF OUR COMMON STOCK FOR $2 MILLION	17
Vote Required and Board of Directors Recommendation	17
RATIFICATION OF THE NOVEMBER 2000 CONVERTIBLE DEBT FINANCING	18
Vote Required and Board of Directors Recommendation	18
RATIFICATION OF THE DECEMBER 2000 CONVERTIBLE DEBT FINANCING	19
Vote Required and Board of Director's Recommendation	19
APPROVAL OF THE ISSUANCE OF JUNE 2001 CONVERTIBLE NOTES	20
Vote Required and Board of Directors Recommendation	20
RATIFICATION OF ISSUANCE OF SUBSTITUTE CONVERTIBLE PROMISSORY NOTES AND THE APRIL FINANCING	21
Vote Required and Board of Director's Recommendation	21
PROPOSAL NO. 11 APPROVAL OF A BONUS PLAN FOR MANAGEMENT AND EMPLOYEES OF THE COMPANY	23
Vote Required and Board of Directors Recommendation	23

i

PROPOSAL NO. 12 APPROVAL OF THE EPICEDGE, INC. 2002 STOCK OPTION PLAN		24
	Summary of the 2002 Option Plan	24
	Summary of U.S. Federal Income Tax Consequences	27
	Required Vote and Board of Director's Recommendation	28
RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS		29
	Required Vote and Board of Director's Recommendation	29
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT		30
EXECUTIVE COMPENSATION AND OTHER MATTERS		34
	Executive Compensation	34
	Change of Control Arrangements/Certain Employment Agreements	35
	Option Acceleration	35
	Employment Agreements with Named Executive Officers	35
	Stock Options	37
	Compensation of Directors	37
	Compensation Committee Interlocks and Insider Participation in Compensation Decisions	37
EQUITY COMPENSATION PLAN INFORMATION		39
	Certain Relationships and Related Transactions	40
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION		43
REPORT OF THE AUDIT COMMITTEE		45
STOCK PRICE PERFORMANCE GRAPH		45
ANNUAL REPORT; INCORPORATION BY REFERENCE		46
SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING		46
TRANSACTION OF OTHER BUSINESS		47
EXHIBITS
Exhibit A	Amended and Restated Articles of Incorporation
Exhibit B	Bonus Plan
Exhibit C	2002 Stock Option Plan
Exhibit D	Audit Committee Charter

ii

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

        The accompanying proxy is solicited by the Board of Directors of EpicEdge, Inc., a Texas corporation, for use at its annual meeting of shareholders to be held on June 25, 2002, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and the enclosed proxy are being mailed to shareholders on or about May 29, 2002.

SOLICITATION AND VOTING

        Voting Securities.    Only holders of record of our common stock as of the close of business on May 24, 2002 will be entitled to vote at the meeting and any adjournment thereof. As of that time, we had                        shares of common stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the annual meeting. Each shareholder of record as of that date is entitled to one vote for each share of common stock held by him or her. Our Bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum.

        Solicitation of Proxies.    We will bear the cost of soliciting proxies. In addition to soliciting shareholders by mail through our employees, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.

        Voting of Proxies.    All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a shareholder's choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A shareholder giving a proxy has the power to revoke his or her proxy at any time before it is exercised by delivering to the Secretary of EpicEdge a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

        You may vote your proxy by mail by simply marking your proxy, date and sign it, and return it to the American Stock Transfer & Trust Company in the postage paid envelope provided. If your envelope is missing, please return to EpicEdge, Inc. c/o American Stock Transfer & Trust Company, 40 Wall Street, New York, New York 10005.

        You may also vote your proxies by telephone or Internet. A toll-free telephone number is included on your proxy card. If you choose to vote by telephone, you can call at any time, 24 hours a day and will be accessible until    AM on                , 2002. Voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. Our telephone voting procedures are designated to authenticate shareholders by using individual control numbers. IF YOU VOTE BY TELEPHONE, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

        Finally, you can choose to vote over the Internet. The website for Internet voting is also on your proxy card. Internet voting will be accessible 24 hours a day and will be accessible until    AM on                , 2002. As with telephone voting, you will be given the opportunity to confirm that your instructions have been properly recorded. IF YOU VOTE VIA THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

Summary of Proposals

        We are asking for your vote regarding five basic categories of proposals:

  •
  election of directors,
  •
  approval of an amendment and restatement of our Articles of Incorporation,
  •
  ratification of historical financing transactions,
  •
  approval of incentive compensation plans for our key employees and management, and
  •
  approval of independent auditors.

        Election of Directors    The Board has nominated a slate of five directors for election. The election of and the individuals nominated are more fully described in Proposal 1. If you do not approve the directors we have nominated, we will hold a special meeting to elect a new slate of directors, and the directors currently serving on the Board will remain on the Board until the election of their successors.

        Approval of an amendment and restatement of our Articles of Incorporation    The Board is seeking your approval of an amendment and restatement of our Articles of Incorporation to increase the authorized number of shares of common stock and preferred stock, to designate Series A Preferred Stock and Series B Preferred Stock and to change the stated purpose of our business. Please see Proposal 2, Proposal 3 and Proposal 4. As more fully described in the "Financing History" section, we have recently completed a debt financing, which upon receiving shareholder approval to the amendment and restatement of our Articles of Incorporation, is convertible into shares of Series A Preferred Stock and Series B Preferred Stock. In order to have enough shares of preferred stock authorized to enable the conversion of the notes and to have enough shares of common stock authorized to evidence the common stock underlying the preferred stock, we need to increase our authorized common stock and preferred stock. If we do not receive shareholder approval to the amendment and restatement of our Articles of Incorporation, certain of our outstanding notes will be deemed to be in default and the lenders will have the rights available to them under the relevant loan documents.

        Ratification of Historical Financing Transactions    The Board has approved and we have entered into various financing transactions over the course of the past two and one half years to fund our working capital requirements which are more fully described in the "Historical Financing" section and in Proposals 4 through 10. The American Stock Exchange has requested that we get shareholder ratification of these transactions since many of the financings involve the same parties. If we fail to get shareholder approval of any of these historical financing transactions, it is likely that the American Stock Exchange will delist our stock, and our common stock will no longer be traded over the American Stock Exchange.

        Approval of Incentive Compensation Plans for our Key Employees and Management    The Board is seeking shareholder approval of two incentive compensation plans that will benefit our management and certain key employees: the Bonus Plan and the 2002 Stock Option Plan. The plans are more fully described in Proposal 10 and Proposal 11. If the Bonus Plan is not approved by the shareholders, it is likely that the American Stock Exchange will delist our stock, and our common stock will no longer be traded over the American Stock Exchange. If the 2002 Stock Option Plan is not approved by the shareholders, we will not be able to grant incentive stock option under the 2002 Stock Option Plan. This will have a detrimental tax effect on all individuals that would have been eligible to receive incentive stock options under the plan, and may decrease the plan's effectiveness at attracting and retaining our management and other key employees.

        Approval of Independent Auditors    The Board has approved Deloitte & Touche LLP as our independent public accountants for the 2002 fiscal year and seeks ratification from you of our approval. If you do not ratify the appointment of Deloitte & Touche LLP, we will seek alternate auditors for the fiscal year 2003, but we will not substitute auditors for the 2002 fiscal year.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Role and Composition of the Board of Directors

        Our business, property and affairs are managed under the direction of our Board of Directors. Members of our Board are kept informed of our business through discussions with our Chairman and Chief Executive Officer and other officers, by reviewing materials provided to them, by visiting our offices, and by participating in meetings of the Board and its committees.

        Our directors are elected annually by our Stockholders. Our bylaws provide that the number of our directors will be determined by the Board of Directors but shall not be less than three. The Stockholders will elect five directors for the coming year. Five of the nominees presently serve as directors.

        Although we do not anticipate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such person(s) as may be nominated by the Board of Directors.

        Director Nominees

Name	Age	Position
Carl R. Rose	47	Chairman
Richard Carter	33	Director and CEO
Panna Sharma	31	Director
Mark McManigal	41	Director
John A. Svahn	58	Director

        Carl R. Rose    has served as our Chairman since December 1998 and served as our Chief Executive Officer from January 1999 until February 2000. Mr. Rose founded Design Automation Systems, Inc., a privately held Texas corporation ("DASI"), in 1985 and served as its Chairman from its inception until April 1999. From DASI's inception until January 1999, Mr. Rose also served as president of DASI. From January 1999 until April 1999, Mr. Rose served as Chief Executive Officer of DASI. Mr. Rose is also currently the President of Impac Systems, a company which he founded in June 1998.

        Richard Carter    has served on our Board since March 2001. Mr. Carter currently holds the position of Chief Executive Officer of EpicEdge and has held this position since April 2001. From August 2000 to March 2001 he held the position of Vice President of ERP and from May 1999 to July 2000 he was the of Director of ERP, both at EpicEdge. From 1996 to 1999, Mr. Carter was a founding partner of Dynamic Professional Services, an ERP implementation and public sector consulting company, which EpicEdge acquired in May 1999.

        Panna Sharma    has served on our Board since August 2001. Mr. Sharma is the founder, CEO and Managing Partner of The Sharma Group, a privately held, specialty investment banking firm focused on emerging technology and emerging services companies with presence in New York, Atlanta and Los Angeles. Prior to founding The Sharma Group in 2001, Mr. Sharma spent three and one-half years at iXL Inc. (later merged with Scient) in the roles of Senior Vice President of E-Business Solutions and Chief Strategy Officer. For the six years prior to his being at iXL Inc., Mr. Sharma helped successfully found, manage and sell or take public two other consulting and professional services firms.

        Mark McManigal    has served on our Board since October 2001. Mr. McManigal is a Partner of The Edgewater Funds, a private equity and venture capital fund. Mr. McManigal has been involved with Edgewater since 1991 and focuses primarily on the firm's information technology sector investments. Prior to joining Edgewater, he was a partner in a law firm where he specialized in transactional law, securities law and real estate transactions. Mr. McManigal also served as Vice President and General Counsel for Krause Gentle Corporation.

        John A. Svahn    has served on our Board since November 2001. Mr. Svahn is the Chairman of the Board of Directors of Capital Associates, Inc. and has held such position since November 1994. Mr. Svahn has also served on the Board of Directors of Logisticare, Inc. since July 2001. Prior to assuming his current position at Capital Associates, Inc., he was the Chairman and President of Government Services of Maximus, Inc.

        Directors serve until the expiration of their term at the annual meeting of stockholders. All officers serve at the discretion of the Board of Directors. There is no family relationship between or among any executive officers and directors.

        The Board of Directors held 13 meetings in fiscal 2001 and acted by unanimous written consent a number of times. Each director attended no fewer than 75% of the meetings of the Board of Directors during 2001 for the periods in which each served as a director during 2001. The resignations from the Board by Messrs. Landesman, Quackenbush and Loeffel were not as a result of a disagreement with EpicEdge or our operations, policies or practices. We currently maintain two committees: the audit and compensation committees. We do not have a nominating committee or a committee performing the functions of a nominating committee.

        The audit committee's purpose is to review, in consultation with the independent auditors, our financial statements, accounting and other policies, accounting systems and system of internal controls. The audit committee also recommends the engagement of our independent auditors and reviews other matters relating to our relationship with our auditors. The audit committee is currently comprised of Messrs. Sharma, Svahn, and McManigal. There were 4 meetings of the audit committee during fiscal 2001.

        The compensation committee's purpose is to review and act on matters relating to compensation levels and benefit plans for key executives of EpicEdge, among other things is comprised solely of outside directors. The compensation committee is comprised of Messrs. McManigal and Sharma. There was one meeting of the compensation committee during fiscal 2001.

Interlocking Relationships with Executive Officers or Directors

        None of the directors has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity. However, as noted above, Mr. McManigal is a Partner of The Edgewater Funds, a private equity and venture capital fund which holds a significant number of shares of our common stock and holds a significant amount of our outstanding secured convertible debt. Information concerning Mr. McManigal's relationship with The Edgewater Funds is set forth under the heading "Security Ownership of Certain Beneficial Owners and Management" and under "Certain Relationships and Related Transactions."

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities and Exchange Act of 1934 requires our directors and executive officers, and persons who own beneficially more than ten percent (10%) of our common stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to us pursuant to Section 16(a). Based solely on the reports received by us and on written representations from reporting persons, we believe that the directors, executive officers, and greater than ten percent (10%) beneficial owners complied with all applicable filing requirements during the fiscal year ended December 31, 2001, except as follows: Carl Rose failed to file a Form 4 or Form 5 with respect to 2,500,000 shares of common stock that were transferred to Jenta Rose pursuant to a divorce decree. Jenta Rose failed to file a Form 3 with respect to receiving these shares, the result of which made her a beneficial owner of more than ten percent (10%) of our common stock. Sam DiPaola failed to file a Form 4 or Form 5 with respect to his sale of 6,660 shares of our common stock on December 14, 2001.

Vote Required and Board of Director's Recommendation

        A plurality of the votes cast by shares present in person or represented by proxy and entitled to vote at the election shall determine the election of the directors. Abstentions and broker non-votes will be counted as present for the purposes of determining if a quorum is present, but will have the same effect as a negative vote on this proposal.

        The Board of Directors has nominated the above-referenced directors and unanimously recommends a vote FOR the election of each of the nominees listed above.

Financing History

        Over the past two and one half years, we have engaged in several financing transactions with certain shareholders of EpicEdge with aggregate total proceeds of $23,850,000 in an effort to fund our working capital requirements as summarized below:

  •
  In February 2000, we sold 2,260,000 shares of our common stock to Edgewater Private Equity Fund III, L.P. ("Edgewater"), Aspen Finance Investors I, LLC, Fleck T.I.M.E. Fund L.P. ("Fleck T.I.M.E."), Fleck Family Partnership II, L.P., LJH Partners, L.P., Wain Investment LLC, Gerald C. Allen and John Paul DeJoria ("DeJoria") for an aggregate purchase price of $11.3 million (the "February 2000 Transaction").

  •
  In July 2000, we issued $5 million in debt to Edgewater and Fleck T.I.M.E. that was convertible into common stock at a 25% discount to the price paid by investors in a qualified financing or $5.00 per share. A qualified financing never occurred, so these notes were convertible at $5.00 per share.

  •
  In September 2000, we sold 2,000,000 shares of our common stock to Edgewater and Fleck T.I.M.E. for an aggregate purchase price of $2 million.

  •
  In November 2000, we issued $900,000 in convertible debt to Carl Rose, our Chairman of the Board. The debt, as originally issued, was convertible into shares of common stock at $0.50 per share. We also issued warrants to purchase 2,000,000 shares of our common stock at $0.01 per share.

  •
  In December 2000, we issued $1,500,000 in convertible notes to Fleck T.I.M.E. and Bahram Nour-Omid. These notes were convertible into shares of common stock at $0.50 per share.

  •
  In June 2001, we entered into a letter agreement which contemplated the issuance of secured promissory notes that were to be convertible into 8% Series A Convertible Preferred Stock with DeJoria and Fleck T.I.M.E. and, as amended, Patrick Loche. An aggregate of $1,050,000 was funded to us under this letter agreement.

  •
  In February, March, April and May 2002, we issued an aggregate of $2,100,000 of secured convertible debt to Edgewater.

        We are seeking shareholder approval and ratification of several of these historical issuances of securities (see Proposals 5 through 10) after receiving a request from the American Stock Exchange stating that they desired that we get approval of the transaction from a majority of the shareholders not participating in accordance with Rule 713 of the American Stock Exchange Company Guide. We had intended to seek your approval for the historical transactions that occurred in 2000 at an Annual Meeting of the Shareholders that was to be held in 2001; however, we were not able hold an Annual Meeting and solicit your proxies last year due to timing difficulties with information delivery requirements under the securities laws. If we do not receive your approval of the above listed historical proposals (see Proposals 5 through 10), it is likely the American Stock Exchange will delist our stock from trading on the exchange.

        In April 2002, we entered into Note and Preferred Stock Purchase Agreement with Edgewater, Fleck T.I.M.E., DeJoria and Loche (the "Note Agreement") pursuant to which we issued secured substitute convertible promissory notes to replace the notes issued in the June 2001 and February and March 2002 debt financings, which modify the original notes to provide that the principal and accrued but unpaid interest on the notes convert into shares of Series B Preferred Stock upon receiving shareholder approval of the amendment and restatement of our Articles of Incorporation (see Proposals No 2 and 3). In addition, the Note Agreement specifies that the notes issued in July 2000 and the note issued in December 2000 in the principal amount of $1 million to Fleck T.I.M.E. convert into Series A Preferred Stock upon receiving shareholder approval of the amendment and restatement of our Articles of Incorporation. Substitute convertible promissory notes were not issued to replace the notes issued in July 2000 and December 2000. The notes issued in July 2000, as amended, mature August 2002 and the note issued in December 2000 to Fleck T.I.M.E., as amended, matures January 31, 2003. In the April 2002 financing, Fleck T.I.M.E. waived all existing defaults under the December 2000 note. Also under the Note Agreement, we issued an additional $1,240,000 in secured convertible promissory notes in April and May. These secured substitute promissory notes are secured by all of our assets. Further, in accordance with the Note Agreement, all but $1.1 million of the debt issued in June 2001, February, March, April and May 2002 will convert into shares of Series B Preferred Stock. The remaining $1.1 million is convertible into Series B Preferred Stock at Edgewater's sole discretion.

        Upon receiving shareholder approval of Proposals No. 2 and 3, the Series A Preferred Stock and the Series B Preferred Stock will have the rights preferences and privileges specified under Proposal 3.

        Aside from the additional funds received, we entered into the April 2002 financing to convert up to approximately $10,340,000 of our existing $14,200,000 of debt into equity. This will have the effect of decreasing our monthly interest payments by approximately $60,000.

        The table below indicates the date and type of each of the financing events listed above and also indicates, as modified by the April financing, the number of shares of preferred stock the debt outstanding converts into using an estimate of the interest accrued interest through June 30, 2002 and the number of shares of common stock underlying the preferred stock or common stock issuable upon conversion of convertible notes, if and when we receive shareholder approval of our amendment and restatement of our Articles of Incorporation:

Date of Financing	Type of Financing	Convertible Into Number of Shares of Series A Preferred Stock	Convertible into Number of Shares of Series B Preferred Stock	Common Stock Underlying Preferred Stock or Convertible Notes
February 2000	Common Stock Equity Financing	—	—	—
July 2000	Convertible Debt Financing	7,913,981	—	7,913,981
September 2000	Common Stock Equity Financing	—	—	—
November 2000	Convertible Debt Financing	—	—	3,832,000
December 2000 (Fleck)	Convertible Debt Financing	1,504,000	—	1,504,000
December 2000 (Nour-Omid)	Convertible Debt Financing	—	—	442,000
June 2001	Convertible Debt Financing	—	1,509,540	4,528,620
February & March 2002	Convertible Debt Financing	—	1,179,010	3,537,030
April & May 2002	Convertible Debt Financing	—	1,678,667	5,036,001

        At no time did we have more stock issued or committed to be issued than was authorized. We are seeking your approval to amend and restate our Articles of Incorporation to increase the number of authorized shares of common stock so that we have enough shares authorized to enable us to convert any preferred stock that we issue into shares of common stock and to enable us to grant options that will be exercisable for shares of common stock. We have no current plans to issue any common stock in connection with future financing activities, but this always remains a possibility. We are also seeking your approval of the amendment and restatement of our Articles of Incorporation to increase the number of authorized shares of preferred stock so that we may issue the shares that are contemplated to be issued in accordance with the Note Agreement and to designate the Series A Preferred Stock and Series B Preferred Stock.

        If we do not obtain shareholder approval of the amendment and restatement of our Articles of Incorporation by June 30, 2002, certain outstanding notes will be in default and the lender will have the rights available to them under the relevant loan documents.

        In connection with the April 2002 financing, a change of control of EpicEdge has occurred. As a condition to the April 2002 financing, Edgewater, Fleck T.I.M.E., DeJoria and Patrick Loche required that certain existing shareholders contribute shares of stock of EpicEdge back to EpicEdge. Carl Rose contributed 9,085,101 shares of common stock back to us, Charles Leaver contributed 880,510 shares of common stock back to us and Kelly Knake contributed 351,700 shares of common stock back to us. If we receive shareholder approval of the amendment and restatement of our Articles of Incorporation, Edgewater will be issued approximately 5,940,000 shares of Series A Preferred Stock and approximately 2,857,677 shares of Series B Preferred Stock and it will beneficially own approximately 60% of the outstanding shares of EpicEdge on an as converted to common stock basis. Prior to the contribution of shares back to us and the conversion of the outstanding debt into shares of Series A Preferred Stock and Series B Preferred Stock specified above, Carl Rose beneficially owned approximately 49% of the outstanding equity securities of EpicEdge and Edgewater owned approximately 8.6% of the outstanding equity securities of EpicEdge.

        As part of the April 2002 financing, Carl Rose, Jenta Rose, Charles Leaver, Kelly Knake, Gerald Allen, Edgewater, Fleck T.I.M.E., and DeJoria entered into a Voting Agreement that specified that each would vote his or her shares to elect eight directors to the EpicEdge Board as follows: two shall be designated by Edgewater, one shall be designated by Fleck T.I.M.E., one shall be the current CEO, one shall be designated by the CEO and three shall be independent directors. Also according to the Voting Agreement, the parties agreed to vote in favor of any amendment to our Articles of Incorporation or Bylaws necessary to enable us to complete the financing transaction contemplated by the Note Agreement, including an amendment to increase the number of shares of common stock and preferred stock authorized under our Articles of Incorporation. The parties to the voting agreement hold approximately 52.95% of the current outstanding voting shares of our stock.

        Also in connection with the April 2002 financing, we entered into an amendment to the existing Registration Rights Agreement with Edgewater, Fleck T.I.M.E. and the other parties that have or will become holders of Series A Preferred Stock or Series B Preferred Stock under the Note Agreement. The amendment to the Registration Agreement obligates us to file a registration statement to register shares of common stock of EpicEdge upon receiving a request for registration by the holders of a majority of the Series A Preferred Stock or the holders of a majority of the Series B Preferred Stock. The holders are only entitled to one Form S-1 registration and two Form S-3 registrations annually.

        In July 2000, we executed and continue to be bound by a Shareholders' Agreement that specifies that our Board is to be comprised of eight directors, two of which shall be elected as follows: one director designated by Edgewater and one designated by the Edgewater or Fleck T.I.M.E. The Shareholders' Agreement also restricts transfers of shares by Carl Rose, Charles Leaver, Kelly Knake and Jeff Sexton.

        We also entered into a second Shareholders' Agreement in September 2000. This agreement is largely duplicative of the July 2000 Shareholders Agreement, but it specifies that the Board is to be comprised of ten directors as follows: three directors elected by Edgewater and one director designated by Edgewater or Fleck T.I.M.E. In connection with the April 2002 financing, we entered into a Termination Agreement with the intent to terminate the September 2000 Shareholders' Agreement, however, one party to the September 2000 Shareholders' Agreement has not yet signed the Termination Agreement.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Background

        Under Texas law, we may only issue shares of common stock to the extent such shares have been authorized for issuance under our Articles of Incorporation. The Articles of Incorporation currently authorizes the issuance of up to 50,000,000 shares of common stock. However, as of April 18, 2002, 18,200,336 shares of common stock were issues and outstanding and 9,521,700 unissued shares were reserved for issuance under our 1999 Stock Option Plan and warrants granted, leaving 22,277,964 shares of common stock unissued and unreserved. If shareholders approve Proposal 12 regarding the adoption of the 2002 Stock Option Plan with 10,371,311 shares of common stock reserved for issuance thereunder and Proposals No. 2 and 3 to amend and restate our Articles of Incorporation, the outstanding debt thereunder converts into up to approximately 9,417,981 shares of Series A Preferred Stock and approximately 4,367,218 shares of Series B Preferred Stock, which convert into an aggregate of 22,519,633 shares of common stock, we will not have sufficient common stock remaining as unissued and unreserved. In order to ensure sufficient shares of common stock will be available for issuance by EpicEdge, the Board of Directors has approved, subject to shareholder approval, an amendment and restatement of EpicEdge's Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 50,000,000 to 100,000,000. Our proposed Amended and Restated Articles of Incorporation are attached hereto as Exhibit A.

Purpose and Effect of the Amendment

        The principal purpose of the amendment and restatement of our Articles of Incorporation is to authorize additional shares of common stock and preferred stock. The shares of common stock will be available for issuance upon conversion of shares of preferred stock and upon issuance of shares under our stock option plans, and in the event the Board of Directors determines it is necessary or appropriate to permit future stock dividends, to raise additional capital through the sale of equity securities, to acquire another company or its assets, to establish strategic relationships with corporate partners, or for other corporate purposes.

        The availability of additional shares of common stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking shareholder approval in connection with the contemplated issuance of common stock. If the amended and restated Articles of Incorporation are approved by the shareholders, the Board does not intend to solicit further shareholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law.

        The increase in authorized shares of common stock will not have any immediate effect on the rights of existing shareholders. However, the Board will have the authority to issue authorized common stock without requiring future shareholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing shareholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing shareholders. The holders of common stock have no preemptive rights and the Board of Directors has no plans to grant such rights with respect to any such shares.

        The increase in the authorized number of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of EpicEdge without further action by the shareholders. Shares of authorized and unissued common stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of EpicEdge more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of EpicEdge.

        The Board of Directors is not currently aware of any attempt to take over or acquire EpicEdge. While it may be deemed to have potential anti-takeover effects, the proposed amendment and restatement of our Articles of Incorporation to increase the authorized common stock is not prompted by any specific effort or takeover threat currently perceived by management.

        The additional shares of common stock to be authorized pursuant to the proposed amendment will have a par value of $.01 per share and be of the same class of common stock as is currently authorized under our Articles of Incorporation. We do not have any current intentions, plans, arrangements, commitments or understandings to issue any shares of our common stock except in connection with its stock option plans.

Vote Required and Board of Director's Recommendation

        Approval of this proposal requires the affirmative vote of two-thirds of the issued and outstanding shares of common stock. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present but will have the same effect as a negative vote on this proposal.

        The Board of Directors unanimously recommends that the shareholder vote FOR approval of the Amendment and Restatement of our Articles of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000 shares.

PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK AND TO DESIGNATE SERIES A PREFERRED STOCK AND SERIES B PREFERRED STOCK

Background

        Under Texas law, we may only issue shares of preferred stock to the extent such shares have been authorized for issuance under our Articles of Incorporation. The Articles of Incorporation currently authorizes the issuance of up to 5,000,000 shares of preferred stock. In order to ensure sufficient shares of preferred stock will be available for issuance by EpicEdge, the Board of Directors has approved, subject to shareholder approval, an amendment and restatement of EpicEdge's Articles of Incorporation to increase the number of shares of such preferred stock authorized for issuance from 5,000,000 to 30,000,000 and have approved 10,000,000 of such shares to be designated as Series A Preferred Stock and 10,000,000 of such shares to be designated as Series B Preferred Stock and 10,000,000 of such shares will be blank check preferred stock.

Purpose and Effect of the Amendment

        A second principal purpose of the proposed amendment to the Articles of Incorporation is to authorize additional shares of preferred stock, 20,000,000 of which will be available for issuance upon conversion of outstanding promissory notes issued under the Note Agreement. In accordance with a Note Agreement we entered into on April 16, 2002, we currently anticipate issuing up to approximately 9,417,981 shares of Series A Preferred Stock, par value $0.01 per share, and up to approximately 4,367,218 shares of Series B Preferred Stock, par value $0.01 per share. If the amendment and restatement of our Articles of Incorporation is approved by the shareholders, the Board does not intend to solicit further shareholder approval prior to the issuance of any additional shares of preferred stock, except as may be required by applicable law.

        In July 2000, we completed a $5 million convertible debt offering with Edgewater and Fleck T.I.M.E. In December 2000, we issued $1.5 million in convertible notes to Fleck T.I.M.E. and Bahram Nour-Omid. Upon receiving shareholder approval of the amendment and restatement of our Articles of Incorporation, the principal and accrued interest underlying the notes issued in July 2000 and the note in the principal amount of $1,000,000 and accrued interest thereon issued to Fleck T.I.M.E. in December 2000 will convert into shares of Series A Preferred Stock, par value $0.01.

        The Series A Preferred Stock has the following terms: a conversion rate equal to one share of common stock for each $.75 of stated value or a liquidation preference such that in the event of any liquidation, dissolution or winding up of EpicEdge, the holders thereof shall be entitled to receive, at their option, either: (a) in preference to the holders of the common stock and on a pro-rated pari passu basis with the Series B Preferred Stock, an amount equal to 2.75 times the stated value, (b) a ratable share of the distribution of assets and property with the holders of the common stock, participating on an as converted basis, if a liquidation event occurs within 24 months. If, however, a liquidation event occurs after 24 months, the preference multiple becomes 3 times the stated value. A merger or sale of capital stock in which our shareholders do not own a majority of the outstanding shares of the surviving corporation or sale of all or substantially all of our assets shall be deemed to be a liquidation.

        During 2001, we received $1,050,000 in interim bridge financing in the form of convertible promissory notes. We also received additional funding of $2,100,000 under certain secured promissory notes in February, March, April and May 2002. On April 16, 2002 the terms were finalized on these convertible notes. The total amount received under the new secured convertible notes is $3,150,000 which we received in June 2001, February 2002, March 2002, April 2002 and May 2002. The entire amount received under the new convertible notes, $3,150,000, is secured by all of our assets. Upon receiving shareholder approval of the amendment and restatement of our Articles of Incorporation, all but $1,100,000 of the outstanding balance on these new convertible notes, including any accrued but unpaid interest, will convert into shares of Series B Preferred Stock. The additional $1,100,000 may be converted at the sole election of the holder, Edgewater.

        The Series B Preferred Stock has the following terms: a conversion rate equal to one share of common stock for each $.25 of stated value or a liquidation preference such that in the event of any liquidation, dissolution or winding up of EpicEdge, the holders thereof shall be entitled to receive, at their option, either: (a) in preference to the holders of the common stock and on a pro-rated pari passu basis with the Series A Preferred Stock, an amount equal to 2.75 times the stated value if a liquidation event occurs within 24 months. If, however, a liquidation event occurs after 24 months, the preference multiple becomes 3 times the stated value. In addition, if the holders of the Series B Preferred Stock choose upon a liquidation event to receive the liquidation preference multiple in effect at the time of the event and there still remains undistributed new equity value after any debt obligations and Series A Preferred Stock liquidating preference payments, then the Series B Preferred Stock will participate in that additional distribution on an as converted basis at a conversion rate equal to one share of common stock for each $.75 of stated value. A merger or sale of capital stock in which our shareholders do not own a majority of the outstanding shares of the surviving corporation or sale of all or substantially all of our assets shall be deemed to be a liquidation.

        If we fail to obtain shareholder approval of the amendment and restatement of our Articles of Incorporation on or before June 30, 2002, an Event of Default will be deemed to have occurred under the Note Agreement.

        According to a covenant in the Note Agreement, we may not redeem or repurchase any shares of our capital stock other than pursuant to equity incentive agreement with employees and service providers, the Articles of Incorporation and the Note Agreement.

        The increase in authorized preferred stock will not have any immediate effect on the rights of existing shareholders. However, the Board intends to issue approximately 13,785,199 shares of preferred stock upon receiving shareholder approval of the amendment to the Articles of Incorporation, which will have an immediate dilutive effect on existing shareholders' percentage equity ownership, and has the ability to issue 30,000,000 shares of preferred stock. To the extent that additional authorized shares are issued in the future, they may decrease the existing shareholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing shareholders. In addition, with the addition of a blank check preferred provision in the amendment and restatement of our Articles of Incorporation and 10,000,000 shares of preferred stock authorized but not designated, the Board would have the authority to issue preferred stock with the rights, preferences and privileges that they determine in their sole discretion without further shareholder approval.

        The increase in the authorized number of shares of preferred stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of EpicEdge without further action by the shareholders. Shares of authorized and unissued preferred stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of EpicEdge more difficult, and therefore less likely.

        The Board of Directors is not currently aware of any attempt to take over or acquire EpicEdge. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized preferred stock is not prompted by any specific effort or takeover threat currently perceived by management.

Vote Required and Board of Director's Recommendation

        Approval of this proposal requires the affirmative vote of two-thirds of the issued and outstanding shares of common stock. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present but will have the same effect as a negative vote on this proposal.

        The Board of Directors unanimously recommends that the shareholder vote FOR approval of the Amendment and Restatement of our Articles of Incorporation to increase the number of authorized shares of preferred stock from 5,000,000 to 30,000,000 shares.

PROPOSAL NO. 4

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF OUR ARTICLES OF INCORPORATION TO CHANGE THE STATED PURPOSE OF OUR BUSINESS

        A third purpose of the proposed amendment and restatement of our Articles of Incorporation is to change the stated purpose of our business. Currently, our Articles of Incorporation state that the purpose or purposes for which we are authorized to do business is to buy, sell, lease and deal in services, personal property and real property subject to Part Four of the Texas Miscellaneous Corporations Law Act. Since the adoption of our Articles of Incorporation, the Texas Miscellaneous Corporations Law Act has been repealed.

        We proposed to amend and restate our Articles of Incorporation to reflect that the purpose for which we are organized includes the transactions of any or all lawful business for which corporations may be incorporated under the Texas Business Corporations Act.

Vote Required and Board of Director's Recommendation

        Approval of this proposal requires the affirmative vote of two-thirds of the issued and outstanding shares of common stock. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present but will have the same effect as a negative vote on this proposal.

        The Board of Directors unanimously recommends that the shareholder vote FOR approval of the Amendment and Restatement of our Articles of Incorporation to change the stated purpose of our business.

PROPOSAL NO. 5

RATIFICATION OF THE JULY 2000 CONVERTIBLE DEBT OFFERING

        In July 2000, we completed a $5.0 million convertible debt offering with Edgewater and Fleck T.I.M.E. The convertible debt bears annual interest at a rate of 9.5%. Principal and interest was due at maturity on December 30, 2000. In August 2001, we reached an agreement on the extension of the maturity date of this convertible debt to August 1, 2002. The conversion terms were to be renegotiated by August 15, 2001, otherwise a penalty of $500,000 was to be assessed and payable in February 2002. The principal and accrued and unpaid interest was convertible at the option of the holder into common stock of the Company at a 25% discount from the per share price of a qualified financing consummated prior to the maturity date. A qualified financing was defined as an equity financing in which we raise at least $7.0 million. A qualified financing was not consummated prior to the maturity date, accordingly, the principal and accrued and unpaid interest was convertible at the option of the holder into common stock of the Company at a conversion price of $5.00 per share. As part of the April 2002 financing and according to the terms of the Note Agreement, the principal and accrued but unpaid interest under these notes is now convertible into shares of Series A Preferred Stock if and when we receive shareholder approval of the amendment and restatement of our Articles of Incorporation (see Proposals 2 and 3) and the $500,000 penalty was waived.

Vote Required and Board of Directors Recommendation

        Section 713 of the American Stock Exchange Company Guide requires that certain transactions be approved by the shareholders not participating, accordingly, our Board is requesting the ratification of this transaction by the affirmative vote of shareholders holding a majority of the outstanding shares of common stock entitled to vote, not including shares held by Edgewater or Fleck T.I.M.E. acquired after the February 2002 Transaction. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present but will have the same effect as a negative vote on this proposal.

        The Board of Directors unanimously recommends that the shareholders vote FOR the approval and ratification of the July 2000 convertible debt offering.

PROPOSAL NO. 6

RATIFICATION OF THE SEPTEMBER 2000 SALE OF
2,000,000 SHARES OF OUR COMMON STOCK FOR $2 MILLION

        In September 2000, we sold 2,000,000 shares of unregistered common stock to Edgewater and Fleck T.I.M.E. for $2 million. The stock purchase agreement provided for two additional board members to be appointed by Edgewater and Fleck T.I.M.E. Such appointments were made in September and October 2000. The designee appointed by Fleck T.I.M.E. has since resigned. The stock purchase agreement also requires us to immediately register the shares of common stock that were issued. In connection with the transaction, Edgewater and Fleck T.I.M.E. agreed to a six-month lock-up period that prevents them from selling the shares of common stock acquired in this transaction during the lock-up period.

Vote Required and Board of Directors Recommendation

        Section 713 of the American Stock Exchange Company Guide requires that certain transactions be approved by the shareholders not participating, accordingly, our Board is requesting the ratification of this transaction by the affirmative vote of shareholders holding a majority of the outstanding shares of common stock entitled to vote, not including shares held by Edgewater or Fleck T.I.M.E. acquired after the February 2002 Transaction. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present but will have the same effect as a negative vote on this proposal.

        The Board of Directors unanimously recommends that the shareholders vote FOR the approval and ratification of the September 2000 stock purchase.

PROPOSAL NO. 7

RATIFICATION OF THE NOVEMBER 2000 CONVERTIBLE DEBT FINANCING

        In November 2000, our Chairman and principal shareholder, Carl Rose, provided $900,000 to us in the form of convertible notes. The convertible notes bear annual interest at the rate of 8% and, as amended on April 16, 2002, is convertible at Mr. Rose's option at $0.25 per share and matures on December 1, 2004. Mr. Rose had the option to demand repayment of the convertible notes within 30 days after the sale of assets we acquired from IPS Associates, Inc.; however, Mr. Rose made no such demand. In connection with the issuance of the convertible notes, Mr. Rose was issued five-year warrants to purchase an aggregate of 2,000,000 shares of our common stock at $.01 per share. In April 2002, in connection with the amendment to the notes, Mr. Rose further agreed to cancel the warrants.

Vote Required and Board of Directors Recommendation

        Section 713 of the American Stock Exchange Company Guide requires that certain transactions be approved by the shareholders not participating, accordingly, our Board is requesting the ratification of this transaction by the affirmative vote of shareholders holding a majority of the outstanding shares of common stock entitled to vote. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present but will have the same effect as a negative vote on this proposal.

        The Board of Directors unanimously recommends that the shareholders vote FOR the approval and ratification of the November 2000 convertible debt offering.

PROPOSAL NO. 8

RATIFICATION OF THE DECEMBER 2000 CONVERTIBLE DEBT FINANCING

        In December 2000, we issued $1,500,000 in convertible notes to two of our shareholders, Fleck T.I.M.E. and Bahram Nour-Omid. The convertible notes, as originally issued, were convertible at the holders' option at $.50 per share. The convertible notes bear interest at 8% per annum and matured on December 31, 2001. Fleck T.I.M.E. and Mr. Nour-Omid had the option to demand repayment of the convertible notes within 30 days after the IPS sale. On December 21, 2001, Fleck T.I.M.E. agreed to extend the maturity date of the note to January 31, 2003. In connection with the issuance of the convertible notes, Fleck T.I.M.E. was issued a five-year warrant to purchase 2,000,000 shares of our common stock at $.01 per share and Mr. Nour-Omid was issued a five-year warrant to purchase 1,000,000 shares of our common stock at $.01 per share. In connection with the April 2002 financing, Fleck T.I.M.E. cancelled its warrant, and the note in the principal amount of $1 million issued to Fleck T.I.M.E. will convert into shares of Series A Preferred Stock upon receiving shareholder approval of the amendment and restatement of our Articles of Incorporation according to the terms of the Note Agreement. Mr. Nour-Omid demanded payment on his convertible promissory note on or about December 1, 2001 and subsequently filed suit against the Company to compel payment of the note. On or about April 15, 2002, the Company entered into a Settlement Agreement with Mr. Nour-Omid whereby the Company paid Mr. Nour-Omid $300,000 on April 22, 2002 and further agreed to pay all remaining amounts outstanding on or before January 10, 2003.

Vote Required and Board of Director's Recommendation

        Section 713 of the American Stock Exchange Company Guide requires that certain transactions be approved by the shareholders not participating, accordingly, our Board is requesting the ratification of this transaction by the affirmative vote of shareholders holding a majority of the outstanding shares of common stock entitled to vote, not including shares held by Edgewater or Fleck T.I.M.E. acquired after the February 2002 Transaction. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present but will have the same effect as a negative vote on this proposal.

        The Board of Directors unanimously recommends that the shareholders vote FOR the approval and ratification of the December 2000 convertible debt financing.

PROPOSAL NO. 9

APPROVAL OF THE ISSUANCE OF JUNE 2001 CONVERTIBLE NOTES

        In June 2001, we executed letter agreements with DeJoria and Fleck T.I.M.E. with an initial funding of $800,000. As of May    , 2002, as amended to include Patrick Loche, the total funding under these letter agreements is $1,050,000. The original letter agreement contemplated a secured convertible debt financing for a minimum of $2,000,000 and a maximum of $3,000,000. The original letter agreement specified that the notes were for a term of one year and had a stated interest rate of 8%. The original letter agreement also contemplated an ultimate right to convert the outstanding balance, plus any accrued interest, into shares of cumulative 8% Series A Convertible Preferred Stock. The original letter agreement was terminated in April 2002 and DeJoria, Fleck T.I.M.E. and Patrick Loche were issued secured substitute convertible promissory notes in April 2002 to provide that such notes are convertible into Series B Preferred Stock upon receiving shareholder approval of the amendment and restatement of our the Articles of Incorporation. These substitute notes also bear interest at a rate of 8% and mature April 16, 2003.

Vote Required and Board of Directors Recommendation

        Section 713 of the American Stock Exchange Company Guide requires that certain transactions be approved by the shareholders not participating, accordingly, our Board is requesting the ratification of this transaction by the affirmative vote of shareholders holding a majority of the outstanding shares of common stock entitled to vote, not including shares held by Edgewater or Fleck T.I.M.E. acquired after the February 2002 Transaction. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present but will have the same effect as a negative vote on this proposal.

        The Board of Directors unanimously recommends that the shareholders vote FOR the approval and ratification of the June 2001 debt financing.

PROPOSAL NO. 10

APPROVAL OF ISSUANCE OF SUBSTITUTE CONVERTIBLE PROMISSORY NOTES
AND THE APRIL FINANCING

        In April 2002, we executed the Note Agreement with Edgewater, Fleck T.I.M.E., DeJoria, and Patrick Loche. As stated in Note Agreement, the notes in the principal amount of $5 million issued to Edgewater and Fleck T.I.M.E. in July 2000 and the note in the principal amount of $1 million issued in December 2000 to Fleck T.I.M.E will automatically convert into shares of Series A Preferred Stock when and if we receive shareholder approval of the amendment and restatement of our Articles of Incorporation. The notes issued in July 2000 mature in August 2002 and $1 million of the notes issued in December 2000 mature January 31, 2003. Also pursuant to the Note Agreement, we exchanged the notes issued in June 2001 to DeJoria and Fleck T.I.M.E. each in the principal amount of $400,000 and in September 2001 to Patrick Loche in the aggregate principal amount of $250,000 and February and March 2002 to Edgewater in the aggregate principal amount of $860,000 for substitute convertible promissory notes in the same principal amounts. In April and May we also issued an aggregate of $1,240,000 of additional substitute promissory notes, upon the same terms, to Edgewater under the Note Agreement (together with the June and September 2001 and February and March 2002 notes, the "Series B Substitute Notes"). These Series B Substitute Notes bear interest at a rate of 8% per annum and mature on April 16, 2003. Upon receiving shareholder approval of the amendment and restatement of our Articles of Incorporation, all but $1,100,000 of the Series B Substitute Notes will automatically convert into shares of Series B Preferred Stock. The remaining $1,100,000 will convert into shares of Series B Preferred Stock at the election of Edgewater.

        Under the terms of the Note Agreement and other outstanding notes, certain of our outstanding notes will be deemed in default if we do not receive shareholder approval of the amendment and restatement of our Articles of Incorporation by June 30, 2002.

        We entered into the April 2002 financing for the primary reason that the investors desired the ability to convert the notes into Series A Preferred Stock or Series B Preferred Stock, as applicable, and we wanted to convert the debt into equity to decrease our interest payments.

        The exchange will have no immediate effect of the rights of existing security holders. However, if we receive approval of our amendment and restatement of our Articles of Incorporation, all but $1,100,000 of the above referenced debt will convert into shares of Series A Preferred Stock or Series B Preferred Stock. The issuance of the Series A Preferred Stock and Series B Preferred Stock will have the effect of diluting existing shareholders equity percentage interest in the Company and a liquidation preference ahead of existing common shareholders as more specifically discussed in Proposal 3.

        Upon receiving shareholder approval of Proposals No. 2 and 3, the Series A Preferred Stock and the Series B Preferred Stock will have the rights preferences and privileges specified under Proposal 3.

        In April 2002 as part of the financing, Carl Rose, Jenta Rose, Charles Leaver, Kelly Knake, Gerald Allen, Edgewater, Fleck T.I.M.E., and DeJoria entered into a Voting Agreement that specified that each would vote his or her shares to elect eight directors to the EpicEdge Board as follows: two shall be designated by Edgewater, one shall be designated by Fleck T.I.M.E., one shall be the current CEO, one shall be designated by the CEO and three shall be independent directors.

Vote Required and Board of Director's Recommendation

        Section 713 of the American Stock Exchange Company Guide requires that certain transactions be approved by the shareholders not participating. Accordingly, our Board is requesting her ratification of this transaction by shareholders holding a majority of the outstanding shares of common stock entitled to vote, not including shares held by Edgewater or Fleck T.I.M.E. acquired after the February 2002

Transaction. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present but will have the same effect as a negative vote on this proposal

        The Board of Directors unanimously recommends that the shareholders vote FOR the approval and approval of the issuance of the Substitute Convertible Promissory Notes and the April financing.

PROPOSAL NO. 11

APPROVAL OF A BONUS PLAN FOR MANAGEMENT AND EMPLOYEES OF THE COMPANY

        In an effort to attract and retain certain key members of management and key employees, the Board thought it was in the best interest of EpicEdge to approve a bonus plan to compensate such employees upon a successful liquidation of EpicEdge. In April 2002, the Board voted to establish a bonus pool for the benefit of management and employees of the Company. A summary of the plan is set forth below, and the full text of the management bonus pool is attached hereto as Exhibit B. If the funds available for distribution to the preferred and common shareholders are less than $12 million upon a liquidation event, no amounts will be paid out under the bonus plan. If the amount available for distribution is equal to or greater than $12 million and less than $20 million upon a liquidation event, the amount paid out under the bonus plan is equal to the Applicable Percentage (as defined below) multiplied by the amount of aggregate funds available for distribution to the preferred and common shareholders upon a liquidity event. The applicable percentage shall initially equal 10% and shall increase as the aggregate amount of funds available for distribution to the preferred and common shareholders increases, but shall not exceed 20% (the "Applicable Percentage"). If the funds available for distribution to the preferred and common shareholders are equal to or exceed $20 million upon a liquidation event, the bonus pool shall equal $4 million plus $200,000 for every $1 million available for distribution in excess of $20 million until the amount available for distribution is equal to $42 million. After such amount available for distribution exceeds $42 million, the bonus pool shall be reduced by $150,000 for every $1 million available for distribution until the bonus pool is reduced to zero. The funds available for distribution to the common and the preferred shareholders is equal to the value of the consideration allocated to the holders of preferred and common stock only upon a liquidation event. 30% of any interest granted to individuals under the bonus plan vests on the date of the award and the remainder vests upon a liquidity event, as defined in the Bonus Plan, if the individual is employed by us prior to such liquidity event. Provided, that, if an individual voluntary resigns or is terminated for cause, all interests in the bonus pool granted to such individual, either vested or unvested, will expire and be forfeited. Similarly, if the individual is terminated for anything other than cause, all unvested interest in the bonus pool will terminate and be forfeited. Percentages of the bonus pool will be allocated from time to time to management and employees of the Company at the discretion of the Chief Executive Officer as approved by the Board of Directors. The bonus pool will be allocated in full upon a liquidity event.

        Approximately 9 individuals will receive awards under the Bonus Plan. The Bonus Plan may be amended by the Board of Directors, without soliciting further shareholder approval.

Name and Principal Position	Percent of Bonus Pool
Richard Carter, CEO	21.0%
Rob Cohan, EVP, Enterprise Solutions Development	20.4%
Sam DiPaola, VP Finance	9.0%
Peter Davis, EVP, eSolutions	8.8%
Mark Slosberg, VP, eBusiness Solutions	8.8%
Peter Covert, Principal Financing and Accounting Officer	7.6%
Unallocated	12.5%
Executive Group	75.5%
Non-Executive Officer Employee Group	12.0%
Non-Executive Director Group	0%

Vote Required and Board of Directors Recommendation

        Section 713 of the American Stock Exchange Company Guide requires that certain transactions be approved by the shareholders who are not participating in the transaction. Accordingly, our Board is requesting the approval of the Bonus Plan by the affirmative vote of shareholders holding a majority of the outstanding shares of common stock entitled to vote. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present but will have the same effect as a negative vote on this proposal.

        The Board of Directors unanimously recommends that the shareholders vote FOR the approval of the Bonus Plan.

PROPOSAL NO. 12

APPROVAL OF THE EPICEDGE, INC.
2002 STOCK OPTION PLAN

        At the annual meeting, the shareholders will be asked to approve the EpicEdge, Inc. 2002 Stock Option Plan (the "2002 Option Plan"). The Board of Directors adopted the 2002 Option Plan on April 16, 2002, subject to its approval by shareholders. The 2002 Option Plan is intended to supplement our 1999 Stock Option Plan.

        The Board of Directors believes that EpicEdge must offer a competitive equity incentive program if it is to continue to successfully attract and retain the best possible candidates for positions of responsibility within EpicEdge. The Board expects that the 2002 Option Plan will be an important factor in attracting and retaining the high caliber members of management and key employees essential to our success and in motivating these individuals to strive to enhance our growth and profitability. The 2002 Option Plan is attached hereto as Exhibit C.

        The 2002 Option Plan is also designed to preserve our ability to deduct, for federal income tax purposes, the compensation recognized by certain executive officers of in connection with options granted under the 2002 Option Plan. Section 162(m) of the Internal Revenue Code of 1986 generally denies a corporate tax deduction for annual compensation exceeding $1 million paid by a publicly held company to its chief executive officer or to any of its four other most highly compensated officers. However, compensation that is deemed to be "performance-based" under Section 162(m) is generally excluded from this deductibility limit. To enable compensation received in connection with options granted under the 2002 Option Plan to qualify as performance-based, the 2002 Option Plan limits the size of options that can be granted under the plan, as further described below; this limit is referred to herein as the "Grant Limit." By approving the 2002 Option Plan, the shareholders will be approving, among other things, eligibility requirements for participation in the 2002 Option Plan, the size of the Grant Limit and the other material terms of the 2002 Option Plan described below.

        The Board intends to grant options under the 2002 Option Plan to the following executive officers in the following amounts:

Name and Position	Dollar Value ($)(1)	Number of Options
Richard Carter, CEO		2,166,635
Rob Cohan, EVP, Enterprise Solutions Development		2,106,451
Sam DiPaola, VP Finance		932,857
Peter Davis, EVP, eSolutions		902,765
Mark Slosberg, VP, eBusiness Solutions		902,765
Peter Covert, Principal Financial and Account Officer		782,396
Unallocated		1,343,663
Executive Officer		7,793,869
Non-Executive Officer Employee Group		1,233,779
Non-Executive Director Group		0

(1)
Based on the closing price of our common stock as reported on the American Stock Exchange on May    , 2002.

Summary of the 2002 Option Plan

        General.    The purpose of the 2002 Option Plan is to attract and retain member of management and key employees upon whose judgment and efforts our success is dependent and to motivate these persons to contribute to our growth and profitability. Under the 2002 Option Plan, employees may be granted incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, and employees, directors and consultants may be granted nonstatutory stock options.

        Shares Subject to Option Plan. A maximum of 10,371,311 of the authorized but unissued or reacquired shares of common stock of EpicEdge may be issued under the 2002 Option Plan. If any outstanding option expires, terminates or is canceled, or if shares acquired pursuant to an option are repurchased by EpicEdge at their original exercise price, the expired or repurchased shares are returned to the 2002 Option Plan and again become available for grant. However, no more than 10,371,311 shares will be available under the 2002 Option Plan for issuance upon the exercise of incentive stock options, regardless of whether any of such shares are subsequently repurchased. Appropriate adjustments will be made to the number of shares subject to the 2002 Option Plan, the share limit affecting incentive stock options, the Grant Limit and the number of shares and exercise price under each outstanding option in the event of any stock dividend, stock split, reverse stock split, recapitalization or similar change in our capital structure. The closing price of our common stock as reported on May    , 2002 was $            per share.

        Grant Limit.    The terms of the 2002 Option Plan include the Grant Limit, under which no employee or prospective employee may be granted options for more than 10,317,311 shares in any fiscal year. The Grant Limit is intended to permit compensation received by certain executive officers in connection with options granted under the plan to qualify as performance-based compensation under section 162(m) of the Internal Revenue Code. Performance-based compensation is not counted toward the limit on the amount of executive compensation that public companies are permitted to deduct for federal income tax purposes under Section 162(m).

        Administration.    The 2002 Option Plan will be administered by the Board of Directors or a committee of the Board, which, in the case of options intended to qualify for performance-based compensation treatment under Section 162(m), must be comprised solely of two or more "outside directors" within the meaning of Section 162(m). Currently, our Compensation Committee is comprised of two non-employee directors. (For purposes of this discussion, the term "Board" refers to either the Board of Directors or such committee.) Subject to the provisions of the 2002 Option Plan, the Board will determine the persons to whom options are to be granted, the number of shares to be covered by each option, whether an option is to be an incentive stock option or a nonstatutory stock option, the timing and terms of exercisability and vesting of each option, the purchase price and the type of consideration to be paid to EpicEdge upon the exercise of each option, the time of expiration of each option, and all other terms and conditions of the options. The Board may amend, modify, extend, cancel or renew any option, waive any restrictions or conditions applicable to any option, and accelerate, continue, extend or defer the exercisability or vesting of any option. The 2002 Option Plan provides, subject to certain limitations, for indemnification by EpicEdge of any director, officer or employee against all reasonable expenses, including attorneys' fees, incurred in connection with any legal action arising from such person's action or failure to act in administering the 2002 Option Plan. The Board has the authority to interpret the provisions of the 2002 Option Plan and options granted thereunder, and any such interpretation by the Board will be binding.

        Eligibility.    Options may be granted under the 2002 Option Plan to employees, directors and consultants of EpicEdge or any parent or subsidiary of EpicEdge. In addition, options may be granted to prospective service providers in connection with written offers of employment, provided that no option may be exercised prior to such person's commencement of service. As of May    , 2002, EpicEdge had approximately 106 employees, including            executive officers,     directors and            consultants who would be eligible under the 2002 Option Plan. While any eligible person may be granted nonstatutory stock options, only employees may be granted incentive stock options.

        Terms and Conditions of Options.    Each option granted under the 2002 Option Plan will be evidenced by a written agreement between EpicEdge and the optionee, specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the 2002 Option Plan. Incentive stock options must have an exercise price that is not less than the fair market value of a share of our common stock on the date of grant, while nonstatutory stock options must have an exercise price that is not less than 20% of such fair market value. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of EpicEdge or any parent or subsidiary corporation of EpicEdge (a "10% Shareholder") must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant. As of May    , 2002, the closing price of our common stock, as reported on the American Stock Exchange, was $                              per share.

        The 2002 Option Plan provides that the option exercise price may be paid in cash, by check, by means of a promissory note for the amount in excess of the par value of the stock purchased if the optionee is an employee, by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the option, by tender, to the extent legally permitted, of shares of common stock owned by the optionee having a fair market value not less than the exercise price, or by such other lawful consideration as may be approved by the Board. No option may be exercised unless the optionee has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted by EpicEdge, through the optionee's surrender of a portion of the option shares to EpicEdge.

        Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as may be specified by the Board. The maximum term of an option granted under the 2002 Option Plan is 10 years, provided that an incentive stock option granted to a 10% Shareholder must have a term not exceeding five years. An option generally will remain exercisable for three months following the optionee's termination of service, unless such termination results from the optionee's death or disability, in which case the option generally will remain exercisable for 6 months following termination, provided that in no case may an option be exercised after its expiration date.

        Incentive stock options are not transferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee's lifetime only by the optionee. Nonstatutory stock options granted under the 2002 Option Plan may be assigned or transferred to the extent permitted by the Board and set forth in the option agreement.

        Change in Control.    The 2002 Option Plan defines a "Change in Control" of EpicEdge as any of the following events upon which the shareholders of EpicEdge immediately before the event do not retain immediately after the event, in substantially the same proportions as their ownership of shares of EpicEdge's voting stock immediately before the event, direct or indirect beneficial ownership of a majority of the total combined voting power of the voting securities of EpicEdge, its successor or the corporation to which the assets of EpicEdge were transferred: (i) a sale or exchange by the shareholders in a single or Series of related transactions of more than 50% of EpicEdge's voting stock; (ii) a merger or consolidation in which EpicEdge is a party; (iii) the sale, exchange or transfer of all or substantially all of the assets of EpicEdge; or (iv) a liquidation or dissolution of EpicEdge. If a Change in Control occurs, the surviving, continuing, successor or purchasing corporation or other business entity or parent thereof may either assume EpicEdge's rights and obligations under outstanding options or substitute substantially equivalent options for such corporation's stock. If the surviving, continuing successor or purchasing corporation or other business entity or parent thereof does not assume EpicEdge's rights and obligations under outstanding options or substitute options, the outstanding options shall fully accelerate. Options that are not assumed, replaced or exercised prior to a Change in Control will terminate.

        Termination or Amendment.    The 2002 Option Plan will continue in effect until the earlier of its termination by the Board or the date on which all shares available for issuance under the 2002 Option Plan have been issued and all restrictions on such shares under the terms of the 2002 Option Plan and the agreements evidencing options granted under the plan have lapsed, provided that all incentive stock options must be granted within 10 years following the date on which the Board adopted the 2002 Option Plan. The Board may terminate or amend the 2002 Option Plan at any time. However, without shareholder approval, the Board may not amend the 2002 Option Plan to increase the total number of shares of common stock issuable thereunder, change the class of persons eligible to receive incentive stock options, or effect any other change that would require shareholder approval under any applicable law, regulation or rule. No termination or amendment may affect an outstanding option unless expressly provided by the Board, nor, in any event, may it adversely affect an outstanding option without the consent of the optionee, unless the amendment is required to preserve an option's status as an incentive stock option or is necessary to comply with any applicable law, regulation or rule.

Summary of U.S. Federal Income Tax Consequences

        The following summary is intended only as a general guide as to the U.S. federal income tax consequences of participation in the 2002 Option Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

        Incentive Stock Options.    An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. In such event, we will not be entitled to any corresponding deduction for federal income tax purposes. In the event of the optionee's disposition of shares before both of these holding periods have been satisfied (a "disqualifying disposition"), the optionee will recognize ordinary income equal to the spread between the option exercise price and the fair market value of the shares on the date of exercise, but in most cases not to exceed the gain realized on the sale, if lower. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by EpicEdge for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

        In general, the difference between the option exercise price and the fair market value of the shares on the date when an incentive stock option is exercised, or at such later time as the shares vest, is treated as an adjustment in computing income that may be subject to the alternative minimum tax, which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

        Nonstatutory Stock Options.    Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the date when the option is exercised or such later date as the shares vest (the later of such dates being referred to as the "determination date"). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the determination date is after the exercise date, the optionee may elect, pursuant to Section 83(b) of the Internal Revenue Code, to treat the exercise date as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. EpicEdge generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

Required Vote and Board of Director's Recommendation

        Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal, and that vote for or against or expressly abstain. Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the outcome of this vote.

        The Board believes that the adoption of the 2002 Option Plan is in the best interests of EpicEdge and its shareholders for the reasons stated above. Therefore, the Board unanimously recommends a vote "FOR" approval of the 2002 Option Plan.

PROPOSAL NO. 13

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

        Our Board wishes to obtain from you a ratification of the Board's action in appointing Deloitte & Touche LLP, as our independent public accountants for the fiscal year ending December 31, 2002. The engagement of Deloitte & Touche LLP has been approved by the Board.

        A representative of Deloitte & Touche, LLP, our principal independent public accountants for the current fiscal year and the most recently completed fiscal year, is expected to be present at the Annual Meeting, will have the opportunity to make a statement, if desired, and will be available to respond to appropriate questions.

        In the event the appointment of Deloitte & Touche LLP as our independent public accountants is not ratified by our Stockholders, the adverse vote will be considered as a direction to the Board to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, the appointment for the fiscal year 2002 will be permitted to stand unless the Board finds other good reason for making a change.

Audit Fees

        The aggregate fees billed by Deloitte & Touche, LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2001, and for the reviews of the financial statements included in our quarterly reports on Form 10-Q for that fiscal year were $180,000.

Financial Information Systems Design and Implementation Fees

        Deloitte & Touche, LLP rendered no professional services to us for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.

All Other Fees

        The aggregate fees billed for professional services rendered by Deloitte & Touche for services other than those described above for the fiscal year were $49,700. These fees consisted of the following: approximately $6,000 for procedures related to other potential SEC filings and approximately $43,700 for tax consulting and return preparation services.

Required Vote and Board of Director's Recommendation

        Ratification of the appointment requires the affirmative vote of the holders of a majority of the shares of common stock present or represented by proxy and entitled to vote at the annual meeting, and that vote for or against or expressly abstain.

        The Board of Directors has approved the appointment of Deloitte & Touche LLP as independent public accountants for 2002 and unanimously recommends a vote FOR ratification of such appointment.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table and notes thereto set forth certain information regarding beneficial ownership of our common stock as of April 12, 2002 by (i) each person known by us to beneficially own more than five percent of our common stock, (ii) each of our directors, (iii) each named executive officer and (iv) all of our directors and officers as a group.

Name	Address	% of Voting Power	Common Stock
Edgewater—Fleck Group(1)	900 North Michigan Ave, 14th Floor Chicago, IL 60611	52.95%	9,636,400
Edgewater Private Equity Fund III, LP(1)(2)	900 North Michigan Ave, 14th Floor Chicago, IL 60611	46.63%	8,486,400
Mark McManigal(1)(2)	900 North Michigan Ave, 14th Floor Chicago, IL 60611	46.63%	8,486,400
Carl R. Rose(1)(3)	3200 Wilcrest #370 Houston, TX 77042	28.83%	6,285,400
Jenta Rose(1)	1013 Oak Knoll Court Sugar Land TX 77478	13.74%	2,500,000
Bahram Nour-Omid(4)	289 Greenwich Ave Greenwich, CT 06830	8.05%	1,585,750
Fleck(1)(5)	289 Greenwich Ave Greenwich, CT 06830	6.32%	1,150,000
Charles H. Leaver, Jr.(1)(6)	3200 Wilcrest #370 Houston, TX 77042	2.79%	513,033
Mark Slosberg(7)	5601 6th Ave South #600 Seattle, WA 98108	2.21%	404,236
Sam DiPaola(8)	400 E Pratt St, 8th Floor Baltimore, MD 21202	1.46%	267,044
Richard Carter(9)	5508 Hwy 290, West 3rd Floor Austin, TX 78735	1.05%	190,861
Peter Davis(10)	315 Hudson St, 9th Floor New York, NY 10013	1.04%	189,053
Rob Cohan(11)	5508 Hwy 290, West 3rd Floor Austin, TX 78735	*	165,583
John Paul DeJoria(1)(12)	9701 Wilshire Blvd. Suite 1205 Beverly Hills, CA 90212	*	100,000
Gerald Allen(1)(13)	P.O. Box 3454 D Las Vegas, NV 89133	*	100,000
Peter Covert(14)	5508 Hwy 290, West 3rd Floor Austin, TX 78735	*	47,000
Panna Sharma(15)	1920 Ardmore Road Atlanta, GA 30309	*	30,000
John Svahn(16)	P.O. Box 62 Chester, MD 21619	*	30,000

Patrick Loche(17)	5100 Westheimer, Suite 115 Houston, TX 77056	*	0
Officers and Directors as a Group (10 persons)(1)-(3),(7)-(11),(14-16)		63.92%	14,322,210

*
Less than 1%.

(1)
Pursuant to a Voting Agreement dated April 16, 2002, by and among Edgewater, Fleck, Charles Leaver, Gerald Allen, John Paul DeJoria, Kelly Knake, Jenta Rose and Carl Rose, all of such parties agreed to vote all of their shares in favor of the approval of our recent financing transactions and for certain directors. In addition, Edgewater was given an irrevocable proxy to vote the shares of all of the parties to the Voting Agreement other than Fleck.

(2)
Edgewater with voting control by Jim Gordon — Does not include approximately 14,508,517 shares of common stock to Edgewater, 1,732,978 shares of common stock to John Paul DeJoria and 1,062,667 shares of common stock to Patrick Loche, which may be issuable upon the conversion of shares of Series A and Series B Preferred Stock which shares of Preferred Stock vote on an as converted basis and are issuable upon the conversion of the outstanding principal and interest on promissory notes in the aggregate principal amount of $5,850,000. The promissory notes are only convertible into shares of Preferred Stock upon the approval by our shareholders of our recent financing transactions. The total number of shares issuable upon conversion of the notes includes approximate interest through the end of June 2002. Edgewater is a member of the Edgewater — Fleck Voting Group described in footnote (1) of this table. As a result of the irrevocable proxy given to Edgewater in the Voting Agreement the number of shares listed as beneficially owned by Edgewater includes 339,700 shares of common stock owned by Charles Leaver, 100,000 shares of common stock owned by Gerald Allen, 100,000 shares of common stock owned by John Paul DeJoria, 311,300 shares of common stock owned by Kelly Knake (one of our former officers), 2,500,000 shares of common stock owned by Jenta Rose and 2,685,400 shares of common stock owned by Carl Rose.

(3)
Carl Rose — Includes convertible notes of $900,000 which are convertible at $.25 per share into 3,832,000 shares. Mr. Rose is a member of the Edgewater — Fleck Voting Group described in footnote (1) of this table.

(4)
Bahram Nour-Omid — Includes a warrant to purchase 1,000,000 shares of common stock with an exercise price of $.01 exercisable at anytime and a convertible note with an outstanding balance convertible into 442,000 shares of common stock convertible anytime. Also includes 57,500 shares of common stock owed to Mr. Nour-Omid as part of his compensation for services as a director. Mr. Nour-Omid is no longer a director.

(5)
Fleck — Represents Fleck T.I.M.E. Fund, Fleck Family Partnership and Fleck T.I.M.E Overseas Fund — Does not include 5,215,473 shares of common stock which may be issuable upon the conversion of shares of Series A and Series B Preferred Stock which shares of Preferred Stock vote on an as converted basis and are issuable upon the conversion of the outstanding principal and interest on promissory notes in the aggregate principal amount of $2,650,000. The promissory notes are only convertible into shares of Preferred Stock upon the approval by our shareholders of our recent financing transactions. The total number of shares issuable upon conversion of the notes includes approximate interest through the end of June 2002. Fleck is a member of the Edgewater — Fleck Voting Group described in footnote (1) of this table.

(6)
Charles H. Leaver — Includes 173,333 options with an exercise price of $5.00 per share. Mr. Leaver is included in the table because he is a member of the Edgewater — Fleck Voting Group described in footnote (1) of this table.

(7)
Mark Slosberg — Includes 30,000 options with an exercise price of $7.563 per share; 14,111 options with an exercise price of $1.063 per share; 10,125 options with an exercise price of $1.063 per share; and 350,000 shares held under the name Hanging Valley Enterprises, Inc. (f/k/a Net Information Systems). Does not include 902,765 shares of common stock underlying options to be granted under our 2002 Stock Option Plan to Mr. Slosberg at the fair market value on the date of grant pursuant to an amendment to his employment agreement which are subject to shareholder approval.

(8)
Sam DiPaola — Includes 4,704 options with an exercise price of $1.063 per share; 100,000 options with an exercise price of $13.375 per share and 45,000 options with an exercise price of $1.063 share. Does not include 932,857 shares of common stock underlying options to be granted under our 2002 Stock Option Plan to Mr. DiPaola at the fair market value on the date of grant pursuant to an amendment to his employment agreement which are subject to shareholder approval.

(9)
Richard Carter — Includes 68,120 shares of common stock owned by his wife, 10,000 options with an exercise price of $13.938 per share; 14,111 options with an exercise price of $1.063 per share; 15,750 options with an exercise price of $1.063 share and 20,000 options with an exercise price of $16.50 per share. Does not include 2,166,635 shares of common stock underlying options to be granted under our 2002 Stock Option Plan to Mr. Carter at the fair market value on the date of grant pursuant to an amendment to his employment agreement which are subject to shareholder approval.

(10)
Peter Davis — Includes 68,120 shares of common stock owned by his wife, 13,053 options with an exercise price of $1.063 per share and 37,500 options with an exercise price of $1.063 per share. Does not include 902,765 shares of common stock underlying options to be granted under our 2002 Stock Option Plan to Mr. Davis at the fair market value on the date of grant pursuant to an amendment to his employment agreement which are subject to shareholder approval.

(11)
Rob Cohan — Includes 13,333 options with an exercise price of $3.25 per share; 11,250 options with an exercise price of 1.063 per share and 10,000 with an exercise price of $16.50 per share. Does not include 2,106,451 shares of common stock underlying options to be granted under our 2002 Stock Option Plan to Mr. Cohan at the fair market value on the date of grant pursuant to an amendment to his employment agreement which are subject to shareholder approval.

(12)
John Paul DeJoria — Does note include 1,732,978 shares of common stock which may be issuable upon the conversion of shares of Series B Preferred Stock which shares of Series B Preferred Stock vote on an as converted basis and are issuable upon the conversion of the outstanding principal and interest on promissory notes in the aggregate principal amount of $400,000. The promissory notes are only convertible into shares of Series B Preferred Stock upon the approval by our shareholders of our recent financing transactions. The total number of shares issuable upon conversion of the notes includes approximate interest through the end of June 2002. Mr. DeJoria is included in the table because he is a member of the Edgewater — Fleck Voting Group described in footnote (1) of this table.

(13)
Gerald Allen — Mr. Allen is included in the table because he is a member of the Edgewater — Fleck Voting Group described in footnote (1) of this table.

(14)
Peter Covert — Includes 25,000 options with an exercise price of $.688 per share. Does not include 782,396 shares of common stock underlying options to be granted under our 2002 Stock Option Plan to Mr. Covert at the fair market value on the date of grant pursuant to an amendment to his employment agreement which are subject to shareholder approval.

(15)
Panna Sharma — Comprised of 30,000 warrants with an exercise price of $.28.

(16)
John Svahn — Comprised of 30,000 warrants with an exercise price of $.28.

(17)
Patrick Loche — Does not include 1,062,667 shares of common stock which may be issuable upon the conversion of shares of Series B Preferred Stock which shares of Series B vote on an as converted basis and are issuable upon the conversion of the outstanding principal and interest on a promissory note in the principal amount of $250,000. The promissory note is only convertible into shares of Series B Preferred Stock upon the approval by our shareholders of our recent financing transactions. The total number of shares issuable upon conversion of the note includes approximate interest through the end of June 2002. Mr. Loche is included in the table because he is a member of the Edgewater — Fleck Voting Group described in footnote (1) of this table.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

        The following table sets forth certain information regarding compensation we paid to our chief executive officer and our five most highly compensated executive officers other than our chief executive officer who each earned more than $100,000 during 2001. These executives are referred to as the named executive officers elsewhere in this report.

SUMMARY COMPENSATION TABLE

	ANNUAL COMPENSATION				LONG-TERM COMPENSATION
					AWARDS		PAYOUTS
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	OTHER ANNUAL COMPEN- SATION ($)	RESTRICTED STOCK AWARD(S) ($)	SECURITIES UNDERLYING OPTIONS/SARS (#)	LTIP PAYOUTS ($)	ALL OTHER COMPEN- SATION ($)
Richard Carter (1) CEO	2001 2000 1999	151,410 118,360 87,803	— 30,000 600	— — —	— — —	— 95,111 15,000	— — —	— — —
Peter Davis (2) EVP, eSolutions	2001 2000	150,000 117,500	— 20,000	— —	— —	— 63,053	— —	— —
Rob Cohan (3) EVP, Enterprise Solutions Development	2001 2000 1999	135,000 125,000 71,019	— 45,625 15,600	41,020 2,996 —	— — —	— 45,000 20,000	— — —	— — —
Mark Slosberg (4) VP, eBusiness Solutions	2001 2000 1999	120,000 150,000 5,000	— — —	— — —	— — —	— 27,611 45,000	— — —	— — —
Peter B. Covert (5) Principal Financial and Accounting Officer	2001 2000	135,000 2,596	— —	— —	— —	— 75,000	— —	— —
Sam DiPaola (6) VP, Finance	2001 2000	151,000 99,333	— 18,875	— —	— —	— 214,704	— —	— —

(1)
Richard Carter is currently CEO and accepted that position on 4/24/01. In 1999, $67,222.50 of the salary amount and the $600 bonus were paid by COAD for services rendered between 3/99—10/99 and $20,580 of the salary amount was paid by DASI.

(2)
Peter Davis became an EpicEdge employee on 3/1/00.

(3)
In 1999, $56,018.75 of the salary amount and the $15,600 bonus were paid by COAD for services rendered between 3/99—10/99 and $15,000 of the salary amount was paid by DASI. Other Annual Compensation represents commissions paid on certain contracts.

(4)
Mark Slosberg became an EpicEdge employee on 12/01/99. In 1999, $5,000 of the salary amount was paid by DASI.

(5)
Peter B. Covert became an EpicEdge employee on 12/11/00.

(6)
Sam DiPaola became an EpicEdge employee on 4/15/00.

Change of Control Arrangements/Certain Employment Agreements

Option Acceleration

        The terms of our 1999 Employee Stock Option Plan provide that in the event that we are merged or consolidated with another corporation and we are not the surviving corporation, or if we are liquidated or sell or otherwise dispose of all or substantially all of our assets while unexercised options remain outstanding under such plan, each outstanding option that is not assumed or replaced by the successor corporation will automatically accelerate in full and become immediately exercisable.

Employment Agreements with Named Executive Officers

        We have entered into employment agreements with each of the named executive officers. In general and except as provided below, each of the employment agreements with the named executive officers is substantially similar and provides for a salary, at-will employment and entitles the respective officer to the following perquisites: (1) participation in our employee benefit plans, (2) reimbursement for all business travel and other out-of-pocket expenses reasonably incurred by the officer in the performance of his duties, and (3) other executive perquisites as determined by the Board. Each of the agreements also provides that the respective officer's employment with us is on an at-will basis, provided that if either party terminates the officer's employment, such party must provide at least sixty (60) days advance written notice. In any event, upon the termination of the officer's employment with us for any reason other than for cause or resignation, the officer shall be entitled to receive as severance such officer's base salary for an additional sixty (60) days from the date of termination. Otherwise, regardless of the reasons for termination, all of our obligations under the employment agreement, as amended, shall cease upon such termination, except our obligation to pay the officer's base salary and provide the other benefits set forth in the agreement prorated through the date of such termination and to comply with any and all state and federal laws and regulations applying to any such benefits. Each of the agreements also provides that during the respective officer's term and for a six-month period thereafter, the officer shall not compete with the Company nor solicit any of its employees or customers.

  Employment Agreement with Richard Carter.

        In June of 1999, we entered into an employment agreement with Mr. Carter, which agreement was amended on April 16, 2002. In addition to the above general terms, Mr. Carter's employment agreement includes:

  •
  base salary of $200,000 per year.
  •
  no provision for severance upon his termination for any reason;
  •
  semi-annual review of all bonuses and annualized stock options;
  •
  21% of the Bonus Pool (as described above), subject to such pool's final terms receiving Board approval and shareholder approval at the next shareholder meeting; and
  •
  a one-time stock option grant for 2,166,635 shares of our common stock to be issued pursuant to the 2002 Stock Option Plan (as described above), subject to such plan's approval by the shareholders.

  Employment Agreement with Rob Cohan.

        In June of 1999, we entered into an employment agreement with Mr. Cohan, which agreement was amended on April 16, 2002. In addition to the above general terms, Mr. Cohan's employment agreement includes:

  •
  base salary of $150,000 per year;

  •
  increases to his base salary and bonuses of up to $75,000 per year based upon his attainment of certain management bonus objectives, as determined by the Chief Executive Officer;
  •
  20.417% of the Bonus Pool (as described above), if it is approved; and
  •
  a one-time stock option grant for 2,106,451 shares of our common stock to be issued pursuant to the 2002 Stock Option Plan (as described above), subject to such plan's approval by the shareholders.

        Employment Agreement with Mark Slosberg.

        In November of 1999, we entered into an employment agreement with Mr. Slosberg, which agreement was amended on April 16, 2002. In addition to the above general terms, Mr. Slosberg's employment agreement includes:

  •
  base salary of $135,000 per year;
  •
  increases to his base salary and bonuses of up to $67,500 per year based upon his attainment of certain management bonus objectives, as determined by the Chief Executive Officer;
  •
  8.75% of the Bonus Pool (as described above), if it is approved; and
  •
  a one-time stock option grant for 902,765 shares of our common stock to be issued pursuant to the 2002 Stock Option Plan (as described above), subject to such plan's approval by the shareholders.

        Employment Agreement with Peter Davis.

        In February of 2000, we entered into an employment agreement with Mr. Davis, which agreement was amended on April 16, 2002. In addition to the above general terms, Mr. Davis' employment agreement includes:

  •
  base salary of $150,000 per year;
  •
  increases to his base salary and bonuses of up to $67,500 per year based upon his attainment of certain management bonus objectives, as determined by the Chief Executive Officer;
  •
  8.75% of the Bonus Pool (as described above), if it is approved; and
  •
  a one-time stock option grant for 902,765 shares of our common stock to be issued pursuant to the 2002 Stock Option Plan (as described above), subject to such plan's approval by the shareholders.

        Employment Agreement with Peter B. Covert.

        On April 16, 2002, we entered into an employment agreement with Mr. Covert, which in addition to the above general terms, includes:

  •
  base salary of $135,000 per year;
  •
  increases to his base salary and bonuses of up to $67,500 per year based upon his attainment of certain management bonus objectives, as determined by the Chief Executive Officer;
  •
  7.583% of the Bonus Pool (as described above), if it is approved; and
  •
  a one-time stock option grant for 782,396 shares of our common stock to be issued pursuant to the 2002 Stock Option Plan (as described above), subject to such plan's approval by the shareholders.

        Employment Agreement with Sam DiPaola.

        In April of 2000, we entered into an employment agreement with Mr. DiPaola, which agreement was amended on April 16, 2002. In addition to the above general terms, Mr. DiPaola's employment agreement includes:

  •
  base salary of $151,000 per year;
  •
  increases to his base salary and bonuses of up to $75,000 per year based upon his attainment of certain management bonus objectives, as determined by the Chief Executive Officer;

  •
  a one-time stock option grant of 150,000 shares of our common stock to be issued pursuant to the 1999 Stock Option Plan;
  •
  reimbursement by us of any legal costs associated with his departure from his position with his former employer
  •
  an optional additional allotment of up to 67,000 shares of our common stock, at the discretion of our senior management, as a performance bonus by December 31, 2000
  •
  9.042% of the Bonus Pool (as described above), if it is approved; and
  •
  a one-time stock option grant for 932,857 shares of our common stock to be issued pursuant to the 2002 Stock Option Plan (as described above), subject to such plan's approval by the shareholders.

Stock Options

        Our 1999 Stock Option Plan for Employees provides for the issuance of an aggregate 7,500,000 shares of our common stock upon exercise of options granted under the plan. As of December 31, 2001, options to purchase an aggregate 1,891,282 shares of our common stock were outstanding under the plan.

Aggregated Option Exercises in 2001 and Year-End Option Values

			Number of Securities Underlying Unexercised Options at FY-End ($)		Value of Unexercised In-the-Money Options at FY-End ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Richard Carter	—	—	56,361	53,750	—	—
Peter Davis	—	—	42,220	20,833	—	—
Rob Cohan	—	—	32,083	32,917	—	—
Mark Slosberg	—	—	51,986	15,000	—	—
Peter B. Covert	—	—	25,000	50,000	—	—
Sam DiPaola	—	—	89,704	125,000	—	—

Compensation of Directors

        Non-employee directors are reimbursed for their reasonable travel expenses in attending meetings of our Board of Directors. Both employee and non-employee directors are eligible to receive options under our 1999 Employee Stock Option Plan and our 2002 Stock Option Plan (as described above), if the latter is approved by our shareholders. Directors who are also employees do not receive any additional compensation for their service on the Board of Directors. In connection with our offering a position on our Board of Directors to John A. Svahn and Panna Sharma, each was issued a warrant to purchase 30,000 shares of our common stock at $.28 per share. Additionally, beginning on April 25, 2002, each non-employee director will receive cash compensation of $1,000 per meeting for meetings which they attend in person.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

        None of the directors has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

        From January 1, 2001 until February 8, 2001, our Compensation Committee consisted of John Streeten and Uri Landesman. On February 8, 2001, John Streeten resigned. Therefore, from February

9, 2001 until August 8, 2001, our Compensation Committee consisted solely of Uri Landesman. Effective August 8, 2001, the Board elected Eric Loeffel and Panna Sharma to our Compensation Committee. Therefore, from August 8, 2001 until October 11, 2001, our Compensation Committee consisted of Uri Landesman, Eric Loeffel and Panna Sharma. On October 11, 2001, the Board elected Mark McManigal to our Compensation Committee. As noted above, Mr. McManigal is a Partner of The Edgewater Funds, a private equity and venture capital fund which holds a significant number of shares of our common stock and holds a significant amount of our outstanding secured convertible debt. Information concerning Mr. McManigal's relationship with The Edgewater Funds is set forth under the heading "Certain Relationships and Related Transactions" and under the heading "Security Ownership of Certain Beneficial Owners and Management," which information is incorporated herein by reference. From October 11, 2001 until November 20, 2001, our Compensation Committee consisted of Uri Landesman, Eric Loeffel, Panna Sharma and Mark McManigal. On November 20, 2001, Uri Landesman resigned. Therefore, from November 20, 2001 until April 5, 2002, our Compensation Committee consisted of Eric Loeffel, Panna Sharma and Mark McManigal. On April 5, 2002, Eric Loeffel resigned. Therefore, our Compensation Committee currently consists of Panna Sharma and Mark McManigal.

EQUITY COMPENSATION PLAN INFORMATION

        We currently maintain two compensation plans that provide for the issuance of our common stock to officers, directors, other employees or consultants. These consist of the 1999 Stock Option Plan for Employees (the "1999 Plan"), which has been approved by shareholders, and the 2002 Stock Option Plan (the "2002 Plan"), which we are seeking shareholder approval of during this Annual meeting. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the 1999 Plan and warrants granted as of December 31, 2001:

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by shareholders	1,891,282	$6.02	5,608,718
Warrant	4,021,700
Total	5,912,982		5,608,718

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In July 2000, we completed a $5,000,000 convertible debt offering ("July Convertible Notes") with Edgewater Private Equity Fund III, L.P. and Fleck T.I.M.E. Fund, L.P. The July Convertible Notes bear annual interest at 9.5%. Principal and interest was originally due on December 31, 2000. On July 20, 2001, we reached an agreement related to the July Convertible Notes, under which the maturity date was extended to August 1, 2002. Originally the conversion terms were to be renegotiated by August 15, 2001; otherwise, a penalty of $500,000 would have been assessed and payable in February 2002. On April 16, 2002, with a closing date of April 15, 2002, we completed these renegotiations. Under the new terms, subject to shareholder approval, the principal and accrued interest ($685,000 at December 31, 2001) underlying the July Convertible Notes are required to be exchanged into Series A Convertible Preferred Stock ("Series A Preferred Stock") with a stated value of approximately $5.7 million dollars. These new terms also include a waiver of the $500,000 penalty.

        The Series A Convertible Preferred Stock has the following terms: a conversion rate equal to one share of common stock for each $.75 of stated value or a liquidation preference such that in the event we liquidate, dissolve or wind-up, the holders thereof shall be entitled to receive, at their option, either (a) in preference to the holders of the common stock and on a pro-rated pari passu basis with the Series B Preferred Stock (see New Convertible Notes above) an amount equal to 2.75 times the stated value, or (b) a ratable share of the distribution of assets and property with the holders of the common stock, participating on an as converted basis, if a liquidation event occurs within 24 months. If, however, a liquidation event occurs after 24 months, the preference multiple becomes 3 times the stated value. A merger or sale of capital stock in which our shareholders do not own a majority of the outstanding shares of the surviving corporation or sale of all or substantially all of our assets shall be deemed to be a liquidation.

        In September 2000, we loaned Jeff Sexton, then interim Chief Executive Officer, $60,000 with a term of nine (9) months at an interest rate equal to 100% of the short term Applicable Federal Rate. On May 9, 2001, we agreed to accept the return of options to purchase 450,000 shares of our common stock as full and final satisfaction of the $60,000 loan and accrued interest.

        In November 2000, our Chairman and principal shareholder loaned $900,000 to us in the form of convertible notes (the "November Notes"). The November Notes bore annual interest at the rate of 8%, were convertible at the lenders' option at $.50 per share and were scheduled to mature on December 31, 2001. The lender had the option to demand repayment of the November Notes within 30 days after the IPS sale; however, the lender made no such demand. In August 2001, we renegotiated the terms of the November Notes (the "Amended November Notes") that extended the maturity date to December 1, 2002 and increased the conversion feature to $1.00 per share, convertible at the lender's option. Furthermore, if the Amended November Notes were not paid at the new maturity date, the lender, at his sole discretion, could have converted the notes at $0.50 per share, demanded payment or further extended the maturity date until December 1, 2003. Finally, if the Amended November Notes were not paid at the new extended maturity date, the lender, at his sole discretion, could have converted the notes at $0.25 per share, demanded payment or further extended the maturity date until December 1, 2004. In exchange for the extension, we agreed to commence interest only payments to the lender based upon the principal and accrued interest as of September 1, 2001. On April 16, 2002, with a closing date of April 15, 2002, in conjunction with the financing discussed in the New Convertible Notes below, we renegotiated the terms such that the Amended November Notes still bears an annual interest at the rate of 8%, is convertible at the lenders' option into our common stock at $.25 per share and matures on December 31, 2004.

        In connection with the original issuance of the November Notes in November 2000, the lender was issued five-year warrants to purchase an aggregate of 2,000,000 shares of our common stock at $.01 per share. In connection with the renegotiation of the November Notes in 2001, the shareholder forfeited his rights to the 2,000,000 warrants to purchase common stock.

        In December 2000, we issued $1,500,000 in convertible notes to two of our stockholders (the "December Notes"), both of which formerly served on our Board of Directors. The December Notes are convertible at the lenders' option at $.50 per share. The December Notes bear interest at 8% per annum and originally matured on December 31, 2001. In connection with the December Notes, the lenders were issued five-year warrants to purchase an aggregate of 3,000,000 shares of our common stock at $.01 per share. Of these December Notes, the holders of $1,000,000 agreed in December 2001 to extend the maturity date to January 31, 2003. On April 16, 2002, we renegotiated this portion of the December Notes so that it will convert into Series A Preferred Stock upon receipt of the requisite shareholder approvals (see above). The holder of the remaining $500,000 had demanded payment and, on April 12, 2002, we completed the renegotiations on this remaining portion of the December Notes. Under the new terms, we are to pay the note holder $300,000 in April 2002 and the remaining balance of $200,000 plus any accrued and unpaid interest is to be paid on or before January 31, 2003.

        In June 2001, we began negotiations with Fleck T.I.M.E. Fund, L.P., John Paul DeJoria, Patrick Loche and certain other of our existing shareholders and convertible debt holders, for additional funding. Although the final documents were not executed until April 2002, we received $1,050,000 as of December 31, 2001 as interim bridge financing in the form of convertible promissory notes. We also received additional funding of $2,100,000 under these promissory notes in February and early March, April and May 2002. On April 16, 2002, the terms were finalized on these convertible notes. The total amount to be received under these new convertible notes (the "New Convertible Notes") is $3,150,000 which we received in December 2001, and February, March, April and May 2002 as described above. Under the terms of the Note and Preferred Stock Purchase Agreement (the "Purchase Agreement"), the investors can invest up to an additional $1,350,000 for a maximum investment under the Purchase Agreement of $4,500,000 at their discretion. The New Convertible Notes are for a term of one year and are due April 2003, and have a stated interest rate of 8%. The New Convertible Notes cannot be converted, pursuant to their terms, unless and until we receive the requisite shareholder approvals. Upon such approval, all but $1.1 million of the outstanding balance on these New Convertible Notes, including any accrued and unpaid interest, shall be converted into shares of Series B Convertible Preferred Stock (the "Series B Preferred Stock"). The additional $1.1 million may be converted at the option of the holder. Under the Purchase Agreement, an Event of Default will have occurred in the event we fail to obtain shareholder approval of the amendment and restatement of our Articles of Incorporation on or before June 30, 2002.

        The Series B Preferred Stock has the following terms: a conversion rate equal to one share of common stock for each $.25 of stated value or a liquidation preference such that in the event of our liquidation, dissolution or winding up, the holders thereof shall be entitled to receive, at their option, either (a) in preference to the holders of our common stock and on a pro-rated pari passu basis with the Series A Preferred Stock (see below) an amount equal to 2.75 times the stated value if a liquidation event occurs within 24 months. If, however, a liquidation event occurs after 24 months, the preference multiple becomes 3 times the stated value. In addition, if the holders of the Series B Preferred Stock choose upon a liquidation event to receive the liquidation preference multiple in effect at the time of the event and there still remains undistributed net equity value after any debt obligations and Series A Preferred Stock liquidating preference payments, then the Series B Preferred Stock will participate in that additional distribution on an as converted basis at a conversion rate equal to one share of common stock for each $.75 of stated value. A merger or sale of capital stock in which our shareholders do not own a majority of the outstanding shares of the surviving corporation acquisition or sale of all or substantially all of our assets shall be deemed to be a liquidation.

        On April 16, 2002, we received a commitment (the "Commitment") in the form of a letter agreement with Edgewater Private Equity Fund III, L.P. ("Edgewater") to invest up to an additional

$1,360,000 pursuant to a new agreement for the purchase of secured promissory notes that are convertible into a new preferred stock. This new preferred stock would have a liquidation preference equal to 3 times its purchase price and would be senior with respect to liquidation preference to the all other securities described in the Purchase Agreement. Any additional financing pursuant to that which is described above is contingent upon the following: (a) there being (i) no material adverse change in our financial condition, business, operating results, operations, business prospects or property, as measured against our Board of Directors' current operating plan (a "Material Adverse Change"), or (ii) no default or event of default under the Purchase Agreement (a "Default"). To the extent that there is a Material Adverse Change or a Default, prior to the financing described above, Edgewater shall not be obligated to provide us with any of the amounts described above; (b) Board approval in advance of the financing; and (c) the execution of definitive documents, which shall contain in detail the terms described above and shall also contain other rights, including, without limitation, registration rights, protective provisions, information rights and events of defaults and remedies on essentially the same terms described in the Purchase Agreement. In the event we are not able to execute on our current operating plan or a Material Adverse Change occurs as described in the Commitment, we may not be able to get any additional funding from Edgewater.

        Additionally, in connection with the April 16, 2002 debt financing, Fleck T.I.M.E. Fund, L.P. agreed to cancel its warrant to purchase 2,000,000 shares of our common stock issued on December 1, 2000.

        Pursuant to a Share Return Agreement, dated August 29, 2001, that we entered into with each of Kelly Knake, Charles Leaver and Carl Rose, Mr. Knake agreed to return to us 351,700 shares of common stock, Charles Leaver agreed to return to us 880,510 shares of common stock, and Carl Rose agreed to return to us 9,085,101 shares of common stock. All of such shares have been cancelled.

        Impac Systems sublets a portion of our Houston office space and has also assumed ownership of certain plant assets previously belonging to us in its Houston office. In connection with such dealings, Impac Systems also hired certain former Company sales and administrative staff. Impac Systems is owned by Carl Rose. We currently intend to enter into an assignment agreement, and are awaiting the landlord's approval thereof, whereby Carl Rose will assume the lease and all liabilities, past present and future, associated therewith.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors is currently comprised of two non-employee members of our Board of Directors. From January 1, 2001 until February 8, 2001, our Compensation Committee consisted of John Streeten and Uri Landesman. On February 8, 2001, John Streeten resigned. Therefore, from February 9, 2001 until August 8, 2001, our Compensation Committee consisted solely of Uri Landesman. Effective August 8, 2001, the Board elected Eric Loeffel and Panna Sharma to our Compensation Committee. Therefore, from August 8, 2001 until October 11, 2001, our Compensation Committee consisted of Uri Landesman, Eric Loeffel and Panna Sharma. On October 11, 2001, the Board elected Mark McManigal to our Compensation Committee. As noted above, Mr. McManigal is a Partner of The Edgewater Funds, a private equity and venture capital fund which holds a significant number of shares of our common stock and holds a significant amount of our outstanding secured convertible debt. Information concerning Mr. McManigal's relationship with The Edgewater Funds is set forth under Item 13 under the heading "Certain Relationships and Related Transactions" and under Item 12 under the heading "Security Ownership of Certain Beneficial Owners and Management," which information is incorporated herein by reference. From October 11, 2001 until November 20, 2001, our Compensation Committee consisted of Uri Landesman, Eric Loeffel, Panna Sharma and Mark McManigal. On November 20, 2001, Uri Landesman resigned. Therefore, from November 20, 2001 until April 5, 2002, our Compensation Committee consisted of Eric Loeffel, Panna Sharma and Mark McManigal. On April 5, 2002, Eric Loeffel resigned. Therefore, our Compensation Committee currently consists of Panna Sharma and Mark McManigal. The Compensation Committee is responsible for establishing the compensation package of the Chief Executive Officer. In addition, the Compensation Committee reviews the recommendations of the Chief Executive Officer regarding the performance and compensation levels for other executive officers.

        The goals of our executive officer compensation policies are to attract, retain and reward executive officers who contribute to our success, to align executive officer compensation with our performance and to motivate executive officers to achieve our business objectives. We use salary, bonus compensation and option grants to attain these goals. The Compensation Committee has compensation discussions with its business contacts and performs informal inquiries of its peer group as well as certain published reference sources to compare our compensation package with that of similarly sized high technology companies.

        Base salaries of all executive officers are reviewed annually by the Compensation Committee and adjustments are made based on (i) salary recommendations from the Chief Executive Officer, (ii) individual performance of executive officers for the previous fiscal year, (iii) our financial results for the previous year and (iv) reports to the Board of Directors from the Compensation Committee concerning competitive salaries, scope of responsibilities of the officer position and levels paid by similarly sized high technology companies. We seek to compensate the executive officers at the median range of compensation levels paid by similarly sized high technology companies.

        The Board has approved an executive bonus program to link cash bonuses for executive officers to our operating performance. Pursuant to this program, the amount of bonuses paid is dependent upon us meeting appropriate business targets. The Compensation Committee believes that this type of bonus program, in which bonuses are based on our attaining established financial targets, properly align the interests of its executive officers with the interests of stockholders. Under this program, the Chief Executive Officer establishes individual objectives in order to achieve the maximum potential bonus award for the other executive officers. Generally, the maximum potential bonus award is 50% of that executive's annual compensation. The Compensation Committee establishes the objectives required of the Chief Executive Officer in order for him to achieve his maximum potential bonus award. In addition to bonuses paid in connection with corporate performance, the Compensation Committee, in its discretion, may provide a bonus based on individual achievement of individual performance goals, established at the beginning of the year. In 2001, the corporate performance goals were not attained and, accordingly, no bonus was awarded to any executive officer.

        We strongly believe that equity ownership by executive officers provides incentives to build stockholder value and aligns the interests of executive officers with those of the stockholders, and therefore the Compensation Committee makes periodic grants of stock options under the Option Plan. The size of an option grant to an executive officer has generally been determined with reference to similarly sized high technology companies, the responsibilities and expected future contributions of the executive officer, previous grants to that officer, as well as recruitment and retention considerations. To assist us in retaining and motivating key employees, option grants generally vest over a three-year period from the date of grant. In 2001, there were no approved stock option grants to any of the executive officers.

        We have considered the provisions of Section 162(m) of the Internal Revenue Code and related Treasury Department regulations which restrict deductibility of executive compensation paid to our chief executive officer and each of the four other most highly compensated executive officers holding office at the end of any year to the extent such compensation exceeds $1,000,000 for any of such officers in any year and does not qualify for an exception under the statute or regulations. Income from options granted under the Stock Option Plan would generally qualify for an exemption from these restrictions so long as the options are granted by a committee whose members are non-employee directors. We expect that the Compensation Committee will generally be comprised of non-employee directors, and that to the extent such Committee is not so constituted for any period of time, the options granted during such period will not be likely to result in compensation exceeding $1,000,000 in any year. The Committee does not believe that in general other components of our compensation will be likely to exceed $1,000,000 for any executive officer in the foreseeable future and therefore concluded that no further action with respect to qualifying such compensation for deductibility was necessary at this time. In the future, the Committee will continue to evaluate the advisability of qualifying its executive compensation for deductibility of such compensation. The Committee's policy is to qualify its executive compensation for deductibility under applicable tax laws as practicable.

                      COMPENSATION COMMITTEE

                        Panna Sharma
                        Mark McManigal

REPORT OF THE AUDIT COMMITTEE

        In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the company. The Audit Committee recommends to the Board of Directors, subject to Stockholder approval, the selection of our independent accountants. The Audit Committee is comprised of Messrs. Sharma, Svahn, and McManigal. Messrs. Sharma and Svahn are independent directors, as defined by the American Stock Exchange Company Guide.

        Although Mr. McManigal is not considered independent in accordance with this Guide since he is a Partner at Edgewater, a significant shareholder, the Board of Directors has determined that membership on the committee by Mr. McManigal is in the best interests of the corporation and its shareholders because of his financial experience and his willingness to serve on the committee.

        Management is responsible for the company's internal controls. The independent auditors for the company, Deloitte & Touche, LLP ("Deloitte"), are responsible for performing an independent audit of the company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee has general oversight responsibility with respect to financial reporting, and reviews the results and scope of the audit and other services provided by Deloitte.

        The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and Deloitte, nor can the Audit Committee certify that Deloitte is "independent" under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel, and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee members in business, financial, and accounting matters.

        In this context, the Audit Committee has met and held discussions with management and Deloitte. Management represented to the Audit Committee that the company's financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and Deloitte. The Audit Committee discussed with Deloitte matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        Deloitte also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Deloitte their independence.

        Based upon the Audit Committee's discussion with management and Deloitte and the Audit Committee's review of the representations of management and the report of Deloitte to the Audit Committee, the Audit Committee recommended that the Board of Directors include the company's audited financial statements in the EpicEdge, Inc. Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

        Submitted by the Audit Committee of the Board of Directors of EpicEdge, Inc.:

Panna Sharma, John Svahn, and Mark McManigal

STOCK PRICE PERFORMANCE GRAPH

        The graph below compares the cumulative total return on our common stock with the cumulative total return of: (1) the S&P 500, (2) the S&P MidCap 400, and (3) a peer group comprised of 25 companies for the period from December 31, 1996 to December 31, 2001. The comparison assumes that $100 was invested on December 31, 1996 in our Common Stock and in each of the comparison indices, and assumes reinvestment of dividends.

ANNUAL REPORT; INCORPORATION BY REFERENCE

        Our Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (which contains our audited financial statements) is being mailed to shareholders together with this proxy statement. The following items of our Annual Report are incorporated by reference into this proxy statement: Item 7 "Management's discussion and analysis of financial condition and results of operations," Item 7A "Quantitative and qualitative disclosures about market risk," Item 8 "Financial Statements and supplementary data" and Item 9 "Changes in an disagreements with accountants on accounting and financial disclosure."

        To the extent this proxy statement has been or will be specifically incorporated by reference into any filing by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the proxy statement entitled "Report of the Audit Committee," "Compensation Committee Report on Executive Compensation," and "Stock Price Performance Graph" shall not be deemed to be so incorporated unless specifically otherwise provided in any such filing.

SHAREHOLDER PROPOSALS TO BE PRESENTED
AT NEXT ANNUAL MEETING

        Shareholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a shareholder proposal to be included our proxy materials for the 2003 annual meeting, the proposal must be received at our principal executive offices, addressed to the Secretary, not later than January 23, 2003. Shareholder business that is not intended for inclusion in our proxy materials may be brought before the annual meeting so long as we receive notice of the proposal as specified by our

Bylaws, addressed to the Secretary at our principal executive offices, not later than 60 days nor more than 90 days prior to the date of such meeting.

TRANSACTION OF OTHER BUSINESS

        At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 2002 annual meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

                      By order of the Board of Directors

                      Richard Carter
                       President and Chief Executive Officer

Exhibit A

RESTATED ARTICLES OF INCORPORATION
OF
EPICEDGE, INC.
a Texas corporation

        ARTICLE ONE:    Pursuant to the provisions of Article 4.07 of the Texas Business Corporation Act, EpicEdge, Inc. (the "Corporation") hereby adopts restated articles of incorporation which accurately copy the articles of incorporation and all amendments thereto that are in effect to date and as further amended by such restated articles of incorporation as hereinafter set forth and which contain no other changes in any provision thereof.

        ARTICLE TWO:    The articles of incorporation and all amendments thereto that are in effect to date of the Corporation are amended by these restated articles of incorporation as follows:

A.
To amend Article Three of the articles of incorporation to provide that the purpose or purposes for which the Corporation is organized is the transaction of any or all lawful business for which corporations may be incorporated under the Texas Business Corporation Act.

B.
To amend Article Four of the articles of incorporation to: (i) increase the number of authorized shares of common stock from 50,000,000 to 100,000,000, (ii) increase the number of authorized shares of preferred stock from 5,000,000 to 30,000,000, (iii) authorize 10,000,000 shares of the authorized shares of preferred stock as blank check preferred stock.

C.
The addition and establishment of a class of Series A Convertible Preferred Stock, as hereinafter described.

D.
The addition and establishment of a class of Series B Convertible Preferred Stock, as hereinafter described.

E.
The addition and amendment of certain other rights, preferences and limitations as set forth below in the full text of the restated articles of incorporation.

        ARTICLE THREE:    Each such amendment made by the restated articles of incorporation has been effected in conformity with the provisions of the Texas Business Corporation Act and such restated articles of incorporation and each such amendment made by the restated articles of incorporation were duly adopted by the shareholders of the Corporation on the    day of June, 2002.

        ARTICLE FOUR:    The number of shares outstanding was:                        (            ) shares of Common Stock, and the number of shares entitled to vote on the restated articles of incorporation as so restated was                         (                        ) shares of Common Stock. The requisite number of the shareholders have duly adopted and approved these restates articles of incorporation at an annual meeting of the shareholders of the Corporation, pursuant to notice duly given. The holders of all of the issued and outstanding shares of Common Stock were entitled to vote on the adoption of these restated articles of incorporation and the amendments contained herein, and the holders of             (                        ) issued and outstanding shares of Common Stock voted for, and the holders of                         (                        ) issued and outstanding shares of Common Stock voted against, the adoption of these restate articles of incorporation and the amendments contained herein.

        ARTICLE FIVE: The articles of incorporation and all amendments and supplements thereto are hereby superseded by the following restated articles of incorporation which accurately copy and amend the entire text thereof:

Article One

        The name of the Corporation is EpicEdge, Inc. (the "Corporation").

Article Two

        The period of its duration is perpetual.

Article Three

        The purpose of the Corporation shall include the transaction of any or all lawful business for which corporations may be incorporated under the Texas Business Corporation Act, as the same exists or may be hereafter amended.

Article Four

        The total number of shares of stock which the Corporation shall have authority to issue is 130,000,000 consisting of 100,000,000 shares of common stock, par value $.01 per share (the "Common Stock"), and 30,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock").

        10,000,000 shares of Preferred Stock of the Corporation may be issued from time to time in one or more classes or series, each of which class or series shall have such distinctive designation or title as shall be determined by the board of directors of the Corporation (the "Board of Directors") prior to the issuance of any shares thereof. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, and shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Texas.

        These restated articles of incorporation also have been filed with the Secretary of State of the State of Texas in order to:

  (a)
  designate a class of Series A Convertible Preferred Stock, and to establish the rights preferences and privileges of such shares as set forth in the Statement of Designation attached hereto as Exhibit A, and incorporated herein by reference.

  (b)
  designate a class of Series B Convertible Preferred Stock, and to establish the rights preferences and privileges of such shares as set forth in the Statement of Designation attached hereto as Exhibit B, and incorporated herein by reference.

Article Five

        The Corporation will not commence business until it has received for the issuance of its shares consideration of the value of One Thousand ($1,000.00) Dollars.

Article Six

        The post office address of the Corporation's registered office, and the name of its initial registered agent for service at such address is CT Corporation System, 1021 Main Street, Suite 1150, Houston, Texas 77002.

Article Seven

        The number of Directors constituting the current Board of Directors is five (5), and the names and addresses of the persons who are to serve as the Directors until the next annual meeting of the shareholders or until their successors are elected and qualified are:

Name	Address
Carl Rose	5508 Highway 290 West Third Floor Austin, Texas 78735
Richard Carter	5508 Highway 290 West Third Floor Austin, Texas 78735
Jack Svahn	5508 Highway 290 West Third Floor Austin, Texas 78735
Panna Sharma	5508 Highway 290 West Third Floor Austin, Texas 78735
Mark McManigal	5508 Highway 290 West Third Floor Austin, Texas 78735

Article Eight

        The capital stock, after the amount of the subscription price, or par value, has been paid in, shall not be subject to assessment to pay the debts of the Corporation.

Article Nine

        The private property of the shareholders shall not be subject to the payment of corporation debts to any extent whatsoever.

Article Ten

        In furtherance and not in limitation to the powers conferred by the Texas Business Corporation Act, the Board of Directors is expressly authorized:

        To make, alter or repeal the By-Laws of the Corporation. By resolution passed by a majority of the whole Board, to designate one or more committees, each committee to consist of two or more of the Directors of the Corporation which to the extent provided in the resolution or in the By-Laws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation to be affixed to all papers which it may acquire, such committee or committees shall have such name or names as may be stated in the By-Laws of the Corporation or may be determined from time to time by resolution adopted by the Board of Directors.

        Any action required under the Texas Business Corporation Act, as amended, to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum numbers of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

Article Eleven

        A Director of the Corporation shall not be disqualified by his office from dealing or contracting with the Corporation either as a vendor, purchaser or otherwise, or shall any transaction or contract of the Corporation be void or voidable by reason of the fact that any Director or any firm of which any Director is a member of any corporation of which any Director is a shareholder, officer or director, is in any way interested in such transaction or contract, provided that such transaction or contract is or shall be authorized, ratified, or approved either (l) by a vote of a majority of a quorum of the Board of Directors or of the Executive Committee, without counting in such majority or quorum any directors so interested or members of a firm so interested, or (2) by the written consent or by the vote of, at any stockholders meeting, of the Corporation, entitled to vote; nor shall any Director be liable to account to the Corporation for any profits realized by or from or through any such transaction or contract of the Corporation authorized, ratified, or approved as aforesaid by reason of the fact that he, or any firm of which he is a member of any corporation of which he is a shareholder, officer or director, was interested in such transaction or contract. Nothing herein contained shall create liability in the events above described or prevent the authorization, ratification or approval of such transactions or contracts in any other manner permitted by law.

        Any contract, transaction or act of the Corporation or of the Board of Directors which shall be ratified by a quorum of the stockholders entitled to vote at any annual meeting or at any special meeting called for that purpose shall be as valid and binding as though ratified by every stockholder of the Corporation.

        It is hereby expressly provided that the Directors and officers and former directors and officers of the Corporation shall be fully protected and indemnified against any personal liability to the Corporation or others that may arise by reason of any of their actions taken in good faith on behalf or for the benefit of the Corporation to the full extent permitted by the Laws of the State of Texas; the foregoing right to indemnity shall include reimbursement of the amounts and expenses paid in settling any such action, suit or proceeding when settlement appears to be in the best interest of the Corporation.

Article Twelve

        The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

Article Thirteen

        In the elections of directors, each share of stock entitled to vote shall constitute only one vote and multiplication of votes by the number of directors to be elected or cumulative voting is expressly prohibited.

Article Fourteen

        No shareholders of this Corporation shall, by reason of his holding shares of any class, have any preemptive or preferential right to purchase or subscribe to any shares of any class of this Corporation now or hereafter to be authorized, or any notes, debentures, bonds or other securities convertible into or carrying rights, options, or warrants, to purchase shares of any class now or hereafter to be authorized whether or not the issuance of any such shares of such notes, bonds, debentures, or other securities would adversely affect the dividend or voting rights of such shareholders other than such rights, if any, as the Board of Directors in its discretion from time to time may grant and at such price as the Board of Directors in its discretion may fix; and, the Board of Directors may issue shares of any class of this Corporation or any notes, debentures, bonds, or other securities convertible into or carrying rights, options or warrants to purchase shares of any class of this Corporation or any notes, debentures, bonds or other securities convertible into or carrying rights, options or warrants, to purchase shares of any class without offering any such shares of any class either in whole or in part to the existing shareholders of any class.

        IN WITNESS WHEREOF, these Restated Articles of Incorporation have been signed by a duly authorized officer of this Corporation this     day of                        , 2002.

                      Richard Carter
                       President and Chief Executive Officer

Exhibit A

EPICEDGE, INC.

STATEMENT OF DESIGNATION RELATING
TO SERIES A CONVERTIBLE PREFERRED STOCK
WITH A PAR VALUE OF $0.01 PER SHARE

Pursuant to Section 2.13 of the
Texas Business Corporation Act

        EpicEdge, Inc., a Texas corporation (the "Corporation"), hereby certifies that pursuant to the authority contained in Article Four of the Corporation's Articles of Incorporation, as amended, and in accordance with the provisions of Section 2.13 of the Texas Business Corporation Act (the "TBCA"), the following resolution was adopted by the Board of Directors of the Corporation, by the unanimous written consent of directors pursuant to Section 9.10(B) of the TBCA, creating a series of its Preferred Stock designated as "Series A Convertible Preferred Stock":

        RESOLVED, that there is hereby created and the Corporation be, and it hereby is, authorized to issue Ten Million (10,000,000) shares of its Preferred Stock designated as "Series A Convertible Preferred Stock" (the "Series A Preferred Stock") to have the powers, preferences and rights and the qualifications, limitations or restrictions thereof hereinafter set forth in this resolution:

1.
Liquidation.

a.
General. Upon the occurrence of a Liquidity Event, each holder of Series A Preferred Stock will be entitled to receive, before any distribution or payment is made upon any Junior Securities and at the same time as payment of the Series B Liquidation Preference (as defined in the Series B Statement) is made, a Series A Special Liquidation Payment as defined in Paragraph 7.

b.
Special Liquidation Payment.

          (1) If a Liquidity Event is to occur, the Corporation will notify each holder of Series A Preferred Stock in writing of such pending Liquidity Event not less than twenty (20) days prior to the consummation thereof. Such notice will describe the material terms and conditions of the Liquidity Event (including, but not limited to, the amount and nature of the total consideration to be paid in connection therewith) and the provisions of this Subparagraph 1.b(l). The Corporation will thereafter give each holder prompt notice of any material changes in such terms and conditions. Upon the consummation of a Liquidity Event, the holders of Series A Preferred Stock shall be entitled to either (a) the Series A Special Liquidation Payment, or (b) participate with the holders of the Common Stock and the Series B Preferred Stock (to the extent the holders of the Series B Preferred Stock elect to participate with the holders of the Common Stock) in the proceeds of the Liquidity Event on an as-converted basis.

          (2) Insufficient Assets. If, upon any Liquidity Event of the Corporation, the Corporation's assets available for distribution to its shareholders are insufficient to permit payment to all holders of the Series A Preferred Stock of the Series A Special Liquidation Payment and to all holders of the Series B Preferred Stock of the Series B Special Liquidation Payment, then the entire assets available for distribution will be distributed among the holders of the Series A Preferred Stock and the Series B Preferred Stock pro rata.

2.
Voting Rights.

a.
General. Except as otherwise required by law, the holders of Series A Preferred Stock will be entitled to vote with the holders of the Common Stock as a single class (except to the extent that voting as a separate class or series is provided by law) on each matter submitted to a vote of the Corporation's shareholders, with each share of Series A Preferred Stock having a number of votes equal to the number of votes possessed by the number of shares of Common Stock into which such share of Series A Preferred Stock is convertible as of the record date for the determination of shareholders entitled to vote on such matter.

  b.
  Vote to Change Rights, Preferences and Powers of Series A Preferred Stock. So long as any shares of Series A Preferred Stock are outstanding, Series A Preferred Stock Approval shall be required for any of the following:

          (1) altering or changing the rights, preferences or privileges of the Series A Preferred Stock;

          (2) increasing or decreasing, other than by redemption or conversion, the authorized number of shares of Series A Preferred Stock; and

          (3) creating a new class of shares of the Corporation having rights, preferences or privileges equivalent or senior to the Series A Preferred Stock, other than the Series B Preferred Stock.

3.
Conversion.

a.
Conversion Procedure.

          (1) At any time and from time to time, any holder of shares of Series A Preferred Stock may convert all or any portion of such shares (including any fraction of a share) into the number of shares of Common Stock computed by dividing the product derived by multiplying the number of shares of Series A Preferred Stock to be converted times the Original Purchase Price by the Conversion Price determined pursuant to Paragraph 3.b.

          (2) Each conversion of Series A Preferred Stock will be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Series A Preferred Stock to be converted have been surrendered for conversion at the principal office of the Corporation. At such time as such conversion has been effected, the rights of the holder of such Series A Preferred Stock as provided hereunder will cease, and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock are to be issued upon such conversion will be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

          (3) As soon as possible after a conversion has been effected and in no event later than ten (10) business days thereafter, the Corporation will deliver to the converting holder:

            (a) a certificate or certificates representing the number of shares of Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified,

            (b) the amount payable under Subparagraph 3.a(6) below with respect to such conversion; and

            (c) a certificate representing any shares of Series A Preferred Stock which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

          (4) The issuance of certificates for shares of Common Stock upon conversion of Series A Preferred Stock will be made without charge to the holders of such Series A Preferred Stock for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Common Stock. Upon conversion of any share of Series A Preferred Stock, the Corporation will take all such actions as are necessary in order to insure that the Common Stock issued as a result of such conversion is validly issued, fully paid and nonassessable.

          (5) The Corporation will not close its books against the transfer of Series A Preferred Stock or of Common Stock issued or issuable upon conversion of Series A Preferred Stock in any manner which interferes with the timely conversion of Series A Preferred Stock.

          (6) If any fractional interest in a share of Common Stock would, except for the provisions of this Subparagraph 3.a(6), be deliverable upon any conversion of the Series A Preferred Stock, the Corporation, in lieu of delivering the fractional share therefor, shall pay an amount to the holder thereof equal to the Fair Market Value of such fractional interest as of the date of conversion.

  b.
  Conversion Price.

          (1) In order to prevent dilution of the conversion rights granted under this subdivision, the Conversion Price will be subject to adjustment from time to time pursuant to this Paragraph 3.b.

          (2) If the Corporation issues or sells, or in accordance with Paragraph 3.c is deemed to have issued or sold, any shares of its Common Stock without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issuance or sale, then forthwith upon such issuance or sale the Conversion Price will be reduced to the conversion price determined by dividing (a) the sum of (1) the product derived by multiplying the Conversion Price in effect immediately prior to such issuance or sale times the number of shares of Common Stock Deemed Outstanding immediately prior to such issuance or sale, plus (2) the consideration, if any, received by the Corporation upon such issuance or sale, by (b) the number of shares of Common Stock Deemed Outstanding immediately prior to such issuance or sale plus the number of shares of Common Stock issued or deemed to have been issued in such sale pursuant to this Paragraph 3. Notwithstanding anything contained herein to the contrary, if the Corporation issues or sells, or in accordance with Paragraph 3.c is deemed to have issued or sold, any shares of Common Stock without consideration, the lowest net price per share shall equal one cent ($0.01).

  c.
  Effect on Conversion Prices of Certain Events.

          (1) For purposes of determining the adjusted Conversion Prices under Paragraph 3.b, the following will be applicable:

            (a) Issuance of Rights or Options. If the Corporation grants, issues or sells Options to acquire Common Stock or Convertible Securities and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of any Convertible Securities issuable upon the exercise of such Options is less than the Conversion Price in effect immediately prior to the time of the granting, issuance or sale of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the granting of such Options for such price per share. For purposes of this paragraph, the "price per share for which Common Stock is issuable" shall be determined by dividing (A) the sum of (i) the amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus (ii) the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of all such Options, plus (iii) in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Price shall be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Stock is actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

            (b) Issuance of Convertible Securities. If the Corporation in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon such conversion or exchange thereof is less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this paragraph, the "price per share for which Common Stock is issuable" shall be determined by dividing (A) the sum of (i) the amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus (ii) the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Conversion Price shall be made when Common Stock is actually issued upon the conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this Paragraph 3, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

            (c) Change in Option Price or Conversion Rate. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock change at any time, the Conversion Price in effect at the time of such change shall be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities originally provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold; provided that if such adjustment of the Conversion Price would result in an increase in the Conversion Price then in effect, such adjustment shall not be effective until thirty (30) days after written notice thereof has been given to all holders of the Series A Preferred Stock.

          (2) For purposes of determining the adjusted Conversion Price under Subparagraph 3.b, the following will be applicable:

            (a)Treatment of Expired Options and Unexercised Convertible Securities. Upon the expiration of any Options or the termination of any right to convert or exchange any Convertible Securities without the exercise of any such Options or right, the Conversion Price then in effect hereunder will be adjusted to the Conversion Price which would have been in effect at the time of such expiration or termination had such Options or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

            (b) Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the gross amount received by the Corporation therefor. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation will be the Fair Market Value of such consideration. If any Common Stock, Options or Convertible Securities are issued in connection with any merger in which the

    Corporation is the surviving corporation, the amount of consideration therefor will be deemed to be the Fair Market Value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be.

            (c) Integrated Transactions. In case any Options are issued in connection with the issue or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $.01 each.

            (d) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

            (e) Record Date. If the Corporation takes a record of the holders of Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          (3) Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced, and if the Corporation at any time combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

          (4) Certain Events. If any event occurs of the type contemplated by the provisions of this Paragraph 3 but not expressly provided for by such provisions, then the Board of Directors will make an appropriate adjustment in each case to the Conversion Price so as to protect the rights of the holders of the Series A Preferred Stock; provided, however, that, no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Paragraph 3 or decrease the number of shares of Common Stock issuable upon conversion of each share of Series A Preferred Stock.

          (5) No Adjustments. No adjustments to the Conversion Price shall be made for:

            (a) the issuance of shares of Common Stock into which the Preferred Stock is convertible; and

            (b) the issuance of Excluded Securities.

  d.
  Notices.

          (1) Immediately upon any adjustment of the Conversion Price of the Series A Preferred Stock, the Corporation will give written notice thereof to all holders of the Series A Preferred Stock.

          (2) The Corporation will give written notice to all holders of Series A Preferred Stock at least twenty (20) days prior to the date on which the Corporation closes its books or takes a record (a) with respect to any dividend or distribution upon Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock or (c) for determining rights to vote with respect to any Liquidity Event.

  e.
  Mandatory Conversion. In the event that the holders of at least two-thirds (2/3rd) of the outstanding Series A Preferred Stock consents to the conversion of the Series A Preferred Stock to Common Stock, all of the outstanding Series A Preferred Stock shall be converted to Common Stock at the Conversion Price in effect at that time. Any such mandatory conversion shall only be effected upon thirty (30) day prior written notice of such mandatory conversion delivered to all holders of Series A Preferred Stock.

4.
Purchase Rights. If at any time the Corporation distributes, grants or sells Purchase Rights, then each holder of Series A Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon conversion of such holder's Series A Preferred Stock immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the distribution, issue or sale of such Purchase Rights.

5.
Registration of Transfer. The Corporation will keep at its principal office a register for the registration of the Series A Preferred Stock. Upon the surrender of any certificate representing Series A Preferred Stock at such place, the Corporation will, at the request of the registered holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of Series A Preferred Stock represented by the surrendered certificate and the Corporation will cancel such surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of Series A Preferred Stock as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate.

6.
Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series A Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is an institutional investor its own agreement will be satisfactory), or, in the case of any such mutilation, upon surrender of such certificate, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of Series A Preferred Stock represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

7.
Definitions.

        "Board of Directors" shall mean the Board of Directors of the Corporation.

        "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus (i) the number of shares of Common Stock deemed to be outstanding pursuant to Subparagraphs 3.c(l) and 3.c(2) hereof (whether or not the Options or Convertible Securities are actually exercisable at such time) and (ii) securities convertible into or exchangeable for Common Stock.

        "Conversion Price" initially means $0.75, as subsequently adjusted pursuant to Paragraph 3.b.

        "Convertible Securities" means securities convertible into or exchangeable for Common Stock.

        "Effective Date" means the date that this Statement of Designation is filed with the Texas Secretary of State.

        "Excluded Securities" means (i) the shares of Common Stock issued upon exercise of the stock options that are granted under the Stock Option Plan, (ii) any securities used as consideration in connection with any mergers with (where the Corporation is the surviving corporation) or acquisitions by the Corporation of any unaffiliated entities approved by the Corporation's Board of Directors, and (iii) shares issued or issuable upon exercise of Convertible Securities issued and outstanding on the date of the Investment Agreement; provided, that a description of such Convertible Securities is listed on the Disclosure Schedule attached to the Investment Agreement.

        "Fair Market Value" of any security means the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 20 days consisting of the day as of which Fair Market Value is being determined and the 19 consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value will be the fair value thereof determined jointly by the Corporation and by Series A Preferred Stock Approval without discount for minority interests. If such parties are unable to reach agreement within twenty (20) days, such fair value (without discount for minority interests) will be determined by an independent "Big Five" accounting firm selected by Series A Preferred Stock Approval and approved by the Board of Directors, which approval shall not be unreasonably withheld. The expenses of any such valuation shall be borne by the Corporation.

        "Investment Agreement" means that certain Note and Preferred Stock Purchase Agreement dated as of April 16, 2002, by and among the Company and the parties named therein, as may be amended, restated or otherwise modified from time to time.

        "Junior Securities" means any of the Corporation's equity securities including, without limitation, the Common Stock, other than the Series A Preferred Stock and the Series B Preferred Stock.

        "Liquidation Value" means, as to each share of Series A Preferred Stock, the Original Purchase Price, subject to adjustment in the event of any stock dividends, stock splits, combinations, subdivision or split-ups.

        "Liquidity Event" means (a) a sale or transfer of more than fifty percent (50%) of the assets of the Corporation in any transaction or series of related transactions (other than sales in the ordinary course of business), (b) any merger, consolidation or reorganization to which the Corporation is a party, except for a merger, consolidation or reorganization in which the Corporation is the surviving corporation and, after giving effect to such merger, consolidation or reorganization, the holders of the Corporation's outstanding capital stock (on a fully-diluted basis) immediately prior to the merger, consolidation or reorganization will own, immediately following the merger, consolidation or reorganization, capital stock holding a majority of the voting power of the Corporation, (c) any sale or series of sales of shares of the Corporation's capital stock by the holders thereof which results in any Person or group of affiliated Persons (other than the owners of the Corporation's capital stock as of the Effective Date) owning capital stock holding a majority of the voting power of the Corporation or (d) any liquidation, dissolution or winding up of the Corporation.

        "Options" means any grant, issue or sale by the Corporation of any right or option to subscribe for or to purchase Common Stock or any Convertible Securities.

        "Original Purchase Price" means, as to each share of Series A Preferred Stock, $0.75 per share.

        "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

        "Preferred Stock" means, collectively, the Series A Preferred Stock and the Series B Preferred Stock.

        "Preferred Stock Approval" means the consent of the holders of majority of the issued and outstanding Preferred Stock.

        "Purchase Rights" means any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property which are distributed, granted or sold to all record holders of any class of Common Stock.

        "Series A Preferred Stock Approval" means an affirmative vote, at a meeting or by written consent of the holders of at least fifty-one percent (51%) of the outstanding Series A Preferred Stock.

        "Series A Special Liquidation Payment" means either (a) to the extent a Liquidity Event occurs within twenty-four (24) months of the date of the Investment Agreement, two and three-quarters (2.75) times the Liquidation Value per share of Series A Preferred Stock, or (b) to the extent a Liquidity Event has not occurred within twenty-four (24) months of the date of the Investment Agreement, three (3) times the Liquidation Value per share of Series A Preferred Stock.

        "Series B Preferred Stock" means the Series B Convertible Preferred Stock, par value $0.01 per share, of the Corporation.

        "Series B Statement" shall mean the statement or resolutions forming part of the Corporation's Articles of Incorporation, containing the rights, preferences and designations of the Series B Preferred Stock.

        "Stock Option Plan" means, collectively, the Corporation's 1999 Employee Stock Option Plan approved by the Board in February of 1999 and ratified by the Board on April 16, 2002, and the Corporation's 2002 Stock Option Plan approved by the Board on April 16, 2002.

8.
Amendment and Waiver. No amendment, modification or waiver will be binding or effective with respect to any provision of this Statement of Designation without Series A Preferred Stock Approval. No change in the terms hereof may be accomplished by merger or consolidation of the Corporation with another corporation unless the Corporation has obtained prior Series A Preferred Stock Approval.

9.
Notices. Except as otherwise expressly provided, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been delivered when so mailed (i) to the Corporation, at its principal executive offices and (ii) to any shareholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated in writing by any such holder).

Exhibit B

EPICEDGE, INC.

STATEMENT OF DESIGNATION RELATING
TO SERIES B CONVERTIBLE PREFERRED STOCK
WITH A PAR VALUE OF $0.01 PER SHARE

Pursuant to Section 2.13 of the Texas Business Corporation Act

        EpicEdge, Inc., a Texas corporation (the "Corporation"), hereby certifies that pursuant to the authority contained in Article Four of the Corporation's Articles of Incorporation, as amended, and in accordance with the provisions of Section 2.13 of the Texas Business Corporation Act (the "TBCA"), the following resolution was adopted by the Board of Directors of the Corporation, by the unanimous written consent of directors pursuant to Section 9.10(B) of the TBCA, creating a series of its Preferred Stock designated as "Series B Convertible Preferred Stock":

        RESOLVED, that there is hereby created and the Corporation be, and it hereby is, authorized to issue Ten Million (10,000,000) shares of its Preferred Stock designated as "Series B Convertible Preferred Stock" (the "Series B Preferred Stock") to have the powers, preferences and rights and the qualifications, limitations or restrictions thereof hereinafter set forth in this resolution:

10.
Liquidation.

a.
General. Upon the occurrence of a Liquidity Event, each holder of the Series B Preferred Stock will be entitled to receive, before any distribution or payment is made upon any Junior Securities and at the same time as payment of the Series A Liquidation Preference (as defined in the Series A Statement) is made, a Series B Special Liquidation Payment as defined in Paragraph 7.

b.
Special Liquidation Payment.

(1)
If a Liquidity Event is to occur, the Corporation will notify each holder of Series B Preferred Stock in writing of such pending Liquidity Event not less than twenty (20) days prior to the consummation thereof. Such notice will describe the material terms and conditions of the Liquidity Event (including, but not limited to, the amount and nature of the total consideration to be paid in connection therewith) and the provisions of this Subparagraph 1.b(l). The Corporation will thereafter give each holder prompt notice of any material changes in such terms and conditions. Upon the consummation of a Liquidity Event, the holders of Series B Preferred Stock shall be entitled to either (a)(i) the Series B Special Liquidation Payment, and (ii) participate with the holders of the Common Stock and the Series A Preferred Stock (to the extent the holders of the Series A Preferred Stock elect to participate with the holders of the Common Stock) in the proceeds of the Liquidity Event on an as-converted basis (applying the Participating Conversion Price); or (b) participate with the holders of the Common Stock and the Series A Preferred Stock (to the extent the holders of the Series A Preferred Stock elect to participate with the holders of the Common Stock) in the proceeds of the Liquidity Event on an as-converted basis (applying the Non-Participating Conversion Price).

(2)
Insufficient Assets. If, upon any Liquidity Event of the Corporation, the Corporation's assets available for distribution to its shareholders are insufficient to permit payment to all holders of the Series B Preferred Stock of the Series B Special Liquidation Payment and to all holders of the Series A Preferred Stock of the Series A Special Liquidation

      Payment, then the entire assets available for distribution will be distributed among the holders of the Series B Preferred Stock and the Series A Preferred Stock pro rata.

11.
Voting Rights.

a.
General. Except as otherwise required by law, the holders of Series B Preferred Stock will be entitled to vote with the holders of the Common Stock as a single class (except to the extent that voting as a separate class or series is provided by law) on each matter submitted to a vote of the Corporation's shareholders, with each share of Series B Preferred Stock having a number of votes equal to the number of votes possessed by the number of shares of Common Stock into which such share of Series B Preferred Stock is convertible as of the record date for the determination of shareholders entitled to vote on such matter.

b.
Vote to Change Rights, Preferences and Powers of Series B Preferred Stock. So long as any shares of Series B Preferred Stock are outstanding, Series B Preferred Stock Approval shall be required for any of the following:

(1)
altering or changing the rights, preferences or privileges of the Series B Preferred Stock;

(2)
increasing or decreasing, other than by redemption or conversion, the authorized number of shares of Series B Preferred Stock; and

(3)
creating a new class of shares of the Corporation having rights, preferences or privileges equivalent or senior to the Series B Preferred Stock, other than the Series A Preferred Stock.

12.
Conversion.

a.
Conversion Procedure.

(1)
At any time and from time to time, any holder of shares of Series B Preferred Stock may convert all or any portion of such shares (including any fraction of a share) into the number of shares of Common Stock computed by dividing the product derived by multiplying the number of shares of Series B Preferred Stock to be converted times the Original Purchase Price, by the Conversion Price determined pursuant to Paragraph 3.b.

(2)
Each conversion of Series B Preferred Stock will be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Series B Preferred Stock to be converted have been surrendered for conversion at the principal office of the Corporation. At such time as such conversion has been effected, the rights of the holder of such Series B Preferred Stock as provided hereunder will cease, and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock are to be issued upon such conversion will be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

(3)
As soon as possible after a conversion has been effected and in no event later than ten (10) business days thereafter, the Corporation will deliver to the converting holder:

(a)
a certificate or certificates representing the number of shares of Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified,

(b)
the amount payable under Subparagraph 3.a(6) below with respect to such conversion; and

(c)
a certificate representing any shares of Series B Preferred Stock which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

    (4)
    The issuance of certificates for shares of Common Stock upon conversion of Series B Preferred Stock will be made without charge to the holders of such Series B Preferred Stock for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Common Stock. Upon conversion of any share of Series B Preferred Stock, the Corporation will take all such actions as are necessary in order to insure that the Common Stock issued as a result of such conversion is validly issued, fully paid and nonassessable.

    (5)
    The Corporation will not close its books against the transfer of Series B Preferred Stock or of Common Stock issued or issuable upon conversion of Series B Preferred Stock in any manner which interferes with the timely conversion of Series B Preferred Stock.

    (6)
    If any fractional interest in a share of Common Stock would, except for the provisions of this Subparagraph 3.a(6), be deliverable upon any conversion of the Series B Preferred Stock, the Corporation, in lieu of delivering the fractional share therefor, shall pay an amount to the holder thereof equal to the Fair Market Value of such fractional interest as of the date of conversion.

  b.
  Conversion Price.

  (1)
  In order to prevent dilution of the conversion rights granted under this subdivision, the Conversion Price will be subject to adjustment from time to time pursuant to this Paragraph 3.b.

  (2)
  If the Corporation issues or sells, or in accordance with Paragraph 3.c is deemed to have issued or sold, any shares of its Common Stock without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issuance or sale, then forthwith upon such issuance or sale the Conversion Price will be reduced to the conversion price determined by dividing (a) the sum of (1) the product derived by multiplying the Conversion Price in effect immediately prior to such issuance or sale times the number of shares of Common Stock Deemed Outstanding immediately prior to such issuance or sale, plus (2) the consideration, if any, received by the Corporation upon such issuance or sale, by (b) the number of shares of Common Stock Deemed Outstanding immediately prior to such issuance or sale plus the number of shares of Common Stock issued or deemed to have been issued in such sale pursuant to this Paragraph 3. Notwithstanding anything contained herein to the contrary, if the Corporation issues or sells, or in accordance with Paragraph 3.c is deemed to have issued or sold, any shares of Common Stock without consideration, the lowest net price per share shall equal one cent ($0.01).

  c.
  Effect on Conversion Prices of Certain Events.

  (1)
  For purposes of determining the adjusted Conversion Prices under Paragraph 3.b, the following will be applicable:

  (a)
  Issuance of Rights or Options. If the Corporation grants, issues or sells Options to acquire Common Stock or Convertible Securities and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of any Convertible Securities issuable upon the exercise of such Options is less than the Conversion Price in effect immediately prior to the time of the granting, issuance or sale of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the granting of such Options for such price per share. For purposes of this paragraph, the "price per share for which

    Common Stock is issuable" shall be determined by dividing (A) the sum of (i) the amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus (ii) the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of all such Options, plus (iii) in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Price shall be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Stock is actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

  (b)
  Issuance of Convertible Securities. If the Corporation in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon such conversion or exchange thereof is less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this paragraph, the "price per share for which Common Stock is issuable" shall be determined by dividing (A) the sum of (i) the amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus (ii) the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Conversion Price shall be made when Common Stock is actually issued upon the conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this Paragraph 3, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

  (c)
  Change in Option Price or Conversion Rate. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock change at any time, the Conversion Price in effect at the time of such change shall be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities originally provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold; provided that if such adjustment of the Conversion Price would result in an increase in the Conversion Price then in effect, such adjustment shall not be effective until thirty (30) days after written notice thereof has been given to all holders of the Series B Preferred Stock.

  (2)
  For purposes of determining the adjusted Conversion Price under Subparagraph 3.b, the following will be applicable:

  (a)
  Treatment of Expired Options and Unexercised Convertible Securities. Upon the expiration of any Options or the termination of any right to convert or exchange any Convertible Securities without the exercise of any such Options or right, the Conversion Price then in effect hereunder will be adjusted to the Conversion Price which would have been in effect at the time of such expiration or termination had such Options or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

  (b)
  Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the gross amount received by the Corporation therefor. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation will be the Fair Market Value of such consideration. If any Common Stock, Options or Convertible Securities are issued in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor will be deemed to be the Fair Market Value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be.

  (c)
  Integrated Transactions. In case any Options are issued in connection with the issue or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $.01 each.

  (d)
  Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

  (e)
  Record Date. If the Corporation takes a record of the holders of Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

  (3)
  Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced, and if the Corporation at any time combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

  (4)
  Certain Events. If any event occurs of the type contemplated by the provisions of this Paragraph 3 but not expressly provided for by such provisions, then the Board of Directors will make an appropriate adjustment in each case to the Conversion Price so as to protect the rights of the holders of the Series B Preferred Stock; provided, however, that, no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Paragraph 3 or decrease the number of shares of Common Stock issuable upon conversion of each share of Series B Preferred Stock.

  (5)
  No Adjustments. No adjustments to the Conversion Price shall be made for:

  (a)
  the issuance of shares of Common Stock into which the Preferred Stock is convertible; and

  (b)
  the issuance of Excluded Securities.

  d.
  Notices.

    (1)
    Immediately upon any adjustment of the Conversion Price of the Series B Preferred Stock, the Corporation will give written notice thereof to all holders of the Series B Preferred Stock.

    (2)
    The Corporation will give written notice to all holders of Series B Preferred Stock at least twenty (20) days prior to the date on which the Corporation closes its books or takes a record (a) with respect to any dividend or distribution upon Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock or (c) for determining rights to vote with respect to any Liquidity Event.

  e.
  Mandatory Conversion. In the event that the holders of at least two-thirds (2/3rd) of the outstanding Series B Preferred Stock consents to the conversion of the Series B Preferred Stock to Common Stock, all of the outstanding Series B Preferred Stock shall be converted to Common Stock at the Conversion Price in effect at that time. Any such mandatory conversion shall only be effected upon thirty (30) day prior written notice of such mandatory conversion delivered to all holders of Series B Preferred Stock.

13.
Purchase Rights. If at any time the Corporation distributes, grants or sells Purchase Rights, then each holder of Series B Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon conversion of such holder's Series B Preferred Stock immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the distribution, issue or sale of such Purchase Rights.

14.
Registration of Transfer. The Corporation will keep at its principal office a register for the registration of the Series B Preferred Stock. Upon the surrender of any certificate representing Series B Preferred Stock at such place, the Corporation will, at the request of the registered holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of Series B Preferred Stock represented by the surrendered certificate and the Corporation will cancel such surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of Series B Preferred Stock as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate.

15.
Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series B Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is an institutional investor its own agreement will be satisfactory), or, in the case of any such mutilation, upon surrender of such certificate, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of Series B Preferred Stock represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

16.
Definitions.

        "Board of Directors" shall mean the Board of Directors of the Corporation.

        "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus (i) the number of shares of Common Stock deemed to be outstanding pursuant to Subparagraphs 3.c(l) and 3.c(2) hereof (whether or not the Options or Convertible Securities are actually exercisable at such time) and (ii) securities convertible into or exchangeable for Common Stock.

        "Conversion Price" means, with respect to each holder of Series B Preferred Stock, (a) the Participating Conversion Price in the event such holder elects to exercise its rights pursuant to Paragraph 1.b(1)(a), or (b) in all other cases, the Non-Participating Conversion Price.

        "Convertible Securities" means securities convertible into or exchangeable for Common Stock.

        "Effective Date" means the date that this Statement of Designation is filed with the Texas Secretary of State.

        "Excluded Securities" means (i) the shares of Common Stock issued upon exercise of the stock options that are granted under the Stock Option Plan, (ii) any securities used as consideration in connection with any mergers with (where the Corporation is the surviving corporation) or acquisitions by the Corporation of any unaffiliated entities approved by the Corporation's Board of Directors, and (iii) shares issued or issuable upon exercise of Convertible Securities issued and outstanding on the date of the Investment Agreement; provided, that a description of such Convertible Securities is listed on the Disclosure Schedule attached to the Investment Agreement.

        "Fair Market Value" of any security means the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 20 days consisting of the day as of which Fair Market Value is being determined and the 19 consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value will be the fair value thereof determined jointly by the Corporation and by Series B Preferred Stock Approval without discount for minority interests. If such parties are unable to reach agreement within twenty (20) days, such fair value (without discount for minority interests) will be determined by an independent "Big Five" accounting firm selected by Series B Preferred Stock Approval and approved by the Board of Directors, which approval shall not be unreasonably withheld. The expenses of any such valuation shall be borne by the Corporation.

        "Investment Agreement" means that certain Note and Preferred Stock Purchase Agreement dated as of April 16, 2002, by and among the Company and the parties named therein, as may be amended, restated or otherwise modified from time to time.

        "Junior Securities" means any of the Corporation's equity securities including, without limitation, the Common Stock, other than the Series A Preferred Stock and the Series B Preferred Stock.

        "Liquidation Value" means, as to each share of Series B Preferred Stock, the Original Purchase Price, subject to adjustment in the event of any stock dividends, stock splits, combinations, subdivision or split-ups.

        "Liquidity Event" means (a) a sale or transfer of more than fifty percent (50%) of the assets of the Corporation in any transaction or series of related transactions (other than sales in the ordinary course of business), (b) any merger, consolidation or reorganization to which the Corporation is a party, except for a merger, consolidation or reorganization in which the Corporation is the surviving corporation and, after giving effect to such merger, consolidation or reorganization, the holders of the Corporation's outstanding capital stock (on a fully-diluted basis) immediately prior to the merger, consolidation or reorganization will own, immediately following the merger, consolidation or reorganization, capital stock holding a majority of the voting power of the Corporation, (c) any sale or series of sales of shares of the Corporation's capital stock by the holders thereof which results in any

Person or group of affiliated Persons (other than the owners of the Corporation's capital stock as of the Effective Date) owning capital stock holding a majority of the voting power of the Corporation or (d) any liquidation, dissolution or winding up of the Corporation.

        "Non-Participating Conversion Price" initially means $0.25, as subsequently adjusted pursuant to Paragraph 3.b.

        "Options" means any grant, issue or sale by the Corporation of any right or option to subscribe for or to purchase Common Stock or any Convertible Securities.

        "Original Purchase Price" means, as to each share of Series B Preferred Stock, $0.75 per share.

        "Participating Conversion Price" initially means $0.75, as subsequently adjusted pursuant to Paragraph 3.b.

        "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

        "Preferred Stock" means, collectively, the Series B Preferred Stock and the Series A Preferred Stock.

        "Preferred Stock Approval" means the consent of the holders of majority of the issued and outstanding Preferred Stock.

        "Purchase Rights" means any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property which are distributed, granted or sold to all record holders of any class of Common Stock.

        "Series A Preferred Stock" means the Series A Convertible Preferred Stock, par value $0.01 per share, of the Corporation.

        "Series A Statement" shall mean the statement or resolutions forming part of the Corporation's Articles of Incorporation, containing the rights, preferences and designations of the Series A Preferred Stock.

        "Series B Preferred Stock Approval" means an affirmative vote, at a meeting or by written consent of the holders of at least fifty-one percent (51%) of the outstanding Series B Preferred Stock.

        "Series B Special Liquidation Payment" means either (a) to the extent a Liquidity Event occurs within twenty-four (24) months of the date of the Investment Agreement, two and three-quarters (2.75) times the Liquidation Value per share of Series B Preferred Stock, or (b) to the extent a Liquidity Event has not occurred within twenty-four (24) months of the date of the Investment Agreement, three (3) times the Liquidation Value per share of Series B Preferred Stock.

        "Stock Option Plan" means, collectively, the Corporation's 1999 Employee Stock Option Plan approved by the Board in February of 1999 and ratified by the Board on April 16, 2002, and the Corporation's 2002 Stock Option Plan approved by the Board on April 16, 2002.

17.
Amendment and Waiver. No amendment, modification or waiver will be binding or effective with respect to any provision of this Statement of Designation without Series B Preferred Stock Approval. No change in the terms hereof may be accomplished by merger or consolidation of the Corporation with another corporation unless the Corporation has obtained prior Series B Preferred Stock Approval.

18.
Notices. Except as otherwise expressly provided, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been delivered when so mailed (i) to the Corporation, at its principal executive offices and (ii) to any shareholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated in writing by any such holder).

Exhibit B

EPICEDGE, INC.
BONUS PLAN

1.
Purpose. The Board of Directors (the "Board") of EpicEdge, Inc. has adopted this Bonus Plan (the "Plan") effective April 16, 2002 to assure that certain officers and other key employees of the Company are provided with an incentive to (a) remain with the Company and (b) fully assist the Company in the event of a Liquidity Event (as defined below) that may occur in the future. The Board believes that this Plan provides further incentives to the intended individuals to devote their full time and energy on the business of the Company, and to make decisions about the Company which are in the best interests of the Company and its shareholders.

2.
Plan Administration. The Board shall be responsible for interpreting the Plan and its provisions. All decisions of the Board shall be final, binding and conclusive.

3.
Eligible Participants. The Chief Executive Officer shall, as approved by a majority of the disinterested members of the Board, designate the individuals eligible to participate in the Plan (collectively, the "Participants"); provided, however, with respect to the Chief Executive Officer, the majority of the disinterested members of the Board shall determine his eligibility in the Plan. The number of Bonus Units allocated to each Participant shall be determined by the Chief Executive Officer (except with respect to the Chief Executive Officer, in which case, the majority of the disinterested members of the Board shall determine the number of Bonus Units to be allocated to him, if any), as approved by a majority of the disinterested members of the Board. The Board will notify each Participant of his or her designation as a Participant and the number of Bonus Units which the Board has awarded to such Participant using a Notice of Bonus Plan Award in the form attached hereto as Exhibit A.

4.
Definitions. For purposes of the Plan, the following terms shall have their respective meanings as set forth below:

(a)
"Applicable Percentage" shall mean:

(i)
0% if the Shareholder Liquidation Amount (as defined below) is less than $12 Million; or

(ii)
if the Shareholder Liquidation Amount is equal to or exceeds $12 Million:

(1)
10%; plus

(2)
1.25% for each $1 Million increase in the Shareholder Liquidation Amount above $12 Million;

        provided, however, in no event shall the Applicable Percentage ever exceed 20%.

  (b)
  "Bonus Unit" shall mean a bonus award received by a Participant under Section 3 of the Plan and each Bonus Unit shall represent 1% of the Bonus Pool. Fractional Bonus Units may be issued at the discretion of the Chief Executive Officer and the Board. Upon a Liquidity Event, all Bonus Units not previously granted and all Bonus Units previously granted but deemed reserved pursuant to Section 5(c) below shall be granted to officers and other key employees of the Company in the amounts determined by the Chief Executive Officer, as approved by a majority of the disinterested members of the Board.

  (c)
  "Bonus Pool" shall be an amount equal to:

  (i)
  To the extent that the aggregate funds available for distribution to the preferred and common shareholders upon a Liquidity Event (the "Shareholder Liquidation Amount") are greater than $12 Million and equal to or less than $20 Million, the Applicable Percentage multiplied by the lesser of (A) the Shareholder Liquidation Amount and (B) $20,000,000 (the "Base Bonus Pool");

    (ii)
    To the extent the Shareholder Liquidation Amount is greater than $20 Million and equal to or less than $42 Million, the Base Bonus Pool plus $200,000 for each $1 Million of Shareholder Liquidation Amount in excess of $20 Million (such increase in the Base Bonus Pool shall be referred to herein as the "Upward Adjustment"); or

    (iii)
    To the extent the Shareholder Liquidation Amount is greater than $42 Million, the Base Bonus Pool plus the Upward Adjustment minus $150,000 for each $1 Million of Shareholder Liquidation Amount in excess of $42 Million (such decrease in the Bonus Pool shall be referred to herein as the "Downward Adjustment"); provided, however, at no time shall the net Bonus Pool be less than $0.

  (d)
  "Liquidity Event" shall mean:

  (i)
  a sale or transfer of more than fifty percent (50%) of the assets of the Company in any transaction or series of related transactions (other than sales in the ordinary course of business);

  (ii)
  a merger, consolidation or reorganization to which the Company is a party, except for a merger, consolidation, or reorganization in which the Company is the surviving corporation and, after giving effect to such merger, consolidation or reorganization, the holders of the Company's outstanding capital stock (on a fully-diluted basis) immediately prior to the merger, consolidation or reorganization will own, immediately following the merger, consolidation or reorganization, capital stock holding a majority of the voting power of the Company;

  (iii)
  any sale or series of sales of shares of the Company's capital stock by the holders thereof which results in any person or entity or group of affiliated persons or entities (other than the owner of the Company's capital stock as of the date hereof) owning capital stock holding a majority of the voting power of the Company; or

  (iv)
  any liquidation, dissolution or winding up of the Company.

5.
Bonus Unit Vesting and Payment.

(a)
Thirty percent (30%) of the Bonus Units granted to any Participant shall vest upon the date of such award.

(b)
Upon a Liquidity Event, the remaining seventy percent (70%) of the Bonus Units granted to a Participant, who is employed by the Company immediately prior to such Liquidity Event, shall vest on the date of such Liquidity Event.

(c)
In the event that a Participant's employment with the Company is terminated by Participant's voluntary resignation or by the Company for "cause" prior to a Liquidity Event, all of the Bonus Units granted to such Participant shall expire and automatically be forfeited upon such termination. Such forfeited Bonus Units shall thereafter be deemed Bonus Units reserved for re-issuance under this Plan. In the event that a Participant's employment with the Company is terminated for any reason, other than by resignation or for "cause", prior to a Liquidity Event, all of the unvested Bonus Units granted to such Participant shall expire and automatically be forfeited upon such termination. Such forfeited Bonus Units shall thereafter be deemed Bonus Units reserved for re-issuance under this Plan. For purposes hereof, the term "cause" shall mean either: (i) if the term "cause" is defined in such Participant's employment agreement with the Company, then the definition of "cause" for purposes of this Plan shall have the same meaning set forth in such employment agreement; or (ii) if the term

    "cause" is not defined in such Participant's employment agreement with the Company, then for purposes hereof the term "cause" shall mean: (A) the Participant's theft or falsification of any Company documents or records; (B) the Participant's improper use or disclosure of the Company's confidential or proprietary information; (C) any action by the Participant which has a detrimental effect on the Company's reputation or business; (D) the Participant's failure or inability to perform any reasonable assigned duties after written notice from the Company of, and a reasonable opportunity to cure, such failure or inability; (E) any material breach by the Participant of any agreement between the Participant and the Company related to the Participant's employment with the Company, which breach is not cured pursuant to the terms of such agreement; or (F) the Participant's conviction (including any plea of guilty or nolo contendere) of any felony or criminal act involving moral turpitude which impairs the Participant's ability to perform his or her duties with the Company.

  (d)
  Upon a Liquidity Event, each holder of a Bonus Unit shall be paid the amount of the Bonus Pool allocable to such Bonus Unit on the same date as other Company shareholders receive the consideration they are to receive upon a Liquidity Event. The benefits under the Plan may be paid at the Company's discretion in cash or in the form of consideration payable or issuable to the shareholders of the Company in connection with the Liquidity Event.

6.
No Employment Rights. Neither the establishment of the Plan nor the award of a Bonus Unit hereunder shall give any Participant the right to remain an employee of the Company or affect the right of the Company to terminate the employment of any Participant at any time for any reason. In addition, this Plan is not intended to alter, modify or otherwise affect a Participant's rights under any written employment agreement.

7.
Tax Withholding. The Company shall have the right to withhold from any payment or benefit due and payable under the Plan any amount which the Company is required to withhold, if any, under all applicable laws and regulations.

8.
Rights Not Assignable. Rights to payments and/or benefits under the Plan shall not be assignable by any Participant.

9.
Applicable Law. The validity, legality, enforceability and interpretation of the Plan shall be governed by the internal laws of the State of Texas without regard to conflicts of law principles.

10.
Amendment or Termination. The Board may terminate or amend the Plan at any time. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Bonus Units without the consent of the Participant holding such Bonus Units, unless such termination or amendment is necessary to comply with any applicable law, regulation or rule.

EXHIBIT A
NOTICE OF BONUS PLAN AWARD

        On the date hereof, the Participant named below is hereby granted the number of Bonus Units listed below subject to the terms and conditions of the EpicEdge, Inc. Bonus Plan.

Name of Participant:
Date of Grant:
Number of Bonus Units:

EXHIBIT B
EXAMPLES OF BONUS POOL CALCULATION

THE EXAMPLES SET FORTH BELOW ARE FOR ILLUSTRATIVE PURPOSES ONLY. THE NUMBERS CONTAINED THEREIN DO NOT REPRESENT ACTUAL OR ANTICIPATED EVENTS AND ARE NOT BINDING UPON OR ENFORCEABLE AGAINST OR BY ANY PARTICIPANT, SHAREHOLDER OF THE COMPANY OR ANY THIRD PARTY.

  (a)
  Example 1. Assume the following facts: (A) the Shareholder Liquidation Amount is equal to $40,000,000; and (B) the Preferred Return is equal to $30,000,000. Based upon the foregoing facts, the Bonus Pool would be equal to $8,000,000, calculated as follows:

Step 1:        20% multiplied by $20,000,000 = $4,000,000(1)

Step 2:        $200,000 × 20(2) = $4,000,000(3)

Therefore, the Shareholder Liquidation Amount would be ultimately distributed as follows:

1)
$30,000,000 to the holders of the Series A Stock and Series B Stock;

2)
$8,000,000 to the Participants (i.e., $4 Million (the Base Bonus Pool) + $4 Million (the Upward Adjustment); and

3)
$2,000,000 to the common shareholders (and those participating preferred stockholders).

(b)
Example 2. Assume the following facts: (A) the Shareholder Liquidation Amount is equal to $50,000,000; and (B) the Preferred Return is equal to $30,000,000. Based upon the foregoing facts, the Bonus Pool would be equal to $7,200,000, calculated as follows:

Step 1:        20% multiplied by $20,000,000 = $4,000,000(4)

Step 2:        $200,000 × 22(5) = $4,400,000(6)

Step 3:        $150,000 × 8(7) = 1,200,000(8)

        Therefore, the Shareholder Liquidation Amount would be ultimately distributed as follows:

1)
$30,000,000 to the holders of the Series A Stock and Series B Stock;

2)
$7,200,000 to the Participants (i.e., $4 Million (the Base Bonus Pool) + $4.4 Million (the    Upward Adjustment)—$1.2 Million (the Downward Adjustment); and

3)
$12,800,000 to the common shareholders (and those participating preferred        stockholders).

(c)
Example 3. Assume the following facts: (A) the Shareholder Liquidation Amount is equal to $15,000,000; and (B) the Preferred Return is equal to $30,000,000. Based upon the foregoing facts, the Bonus Pool would be equal to $2,062,500, calculated as follows:

        Step 1: 13.75%(9) multiplied by $15,000,000 = $2,062,500(10)

        Therefore, the Shareholder Liquidation Amount would be ultimately distributed as follows:

1)
$12,937,500 to the holders of the Series A Stock and Series B Stock;

2)
$2,062,500 to the Participants (i.e., the net Bonus Pool); and

3)
$0 to the other common shareholders.

(1)
This amount represents the Base Bonus Pool.

(2)
The number of $1 Million increments of the Shareholder Liquidation Amount in excess of $20 Million.

(3)
This amount represents the Upward Adjustment.

(4)
This amount represents the Base Bonus Pool.

(5)
The number of $1 Million increments of the Shareholder Liquidation Amount in excess of $20 Million.

(6)
This amount represents the Upward Adjustment.

(7)
The number of $1 Million increments of the Shareholder Liquidation Amount in excess of $42 Million.

(8)
This amount represents the Downward Adjustment

(9)
10% +(1.25% x 3 (each $1M over $12M))

(10)
This amount represents the net Bonus Pool.

Exhibit C

EPICEDGE, INC.
2002 STOCK OPTION PLAN

1.    Establishment, Purpose and Term of Plan.

1.1
Establishment. The EpicEdge, Inc. 2002 Stock Option Plan (the "Plan") is hereby established effective as of April 16, 2002.

1.2
Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its shareholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

1.3
Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. However, all Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the shareholders of the Company.

2.    Definitions and Construction.

2.1
Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)
"Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

(b)
"Cause" means any of the following: (i) the Optionee's theft or falsification of any Participating Company documents or records; (ii) the Optionee's improper use or disclosure of a Participating Company's confidential or proprietary information; (iii) any action by the Optionee which has a detrimental effect on a Participating Company's reputation or business; (iv) the Optionee's failure or inability to perform any reasonable assigned duties after written notice from the Company of, and a reasonable opportunity to cure, such failure or inability; (v) any material breach by the Optionee of any agreement between the Optionee and any Participating Company related to the Optionee's Service, which breach is not cured pursuant to the terms of such agreement; or (vi) the Optionee's conviction (including any plea of guilty or nolo contendere) of any felony or criminal act involving moral turpitude which impairs the Optionee's ability to perform his or her duties with the Participating Company Group.

(c)
"Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(d)
"Committee" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

(e)
"Company" means EpicEdge, Inc., a Texas corporation, or any successor corporation thereto.

  (f)
  "Consultant" means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

  (g)
  "Director" means a member of the Board or of the board of directors of any other Participating Company.

  (h)
  "Disability" means the inability of the Optionee, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Optionee's position with the Participating Company Group because of the sickness or injury of the Optionee.

  (i)
  "Employee" means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

  (j)
  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  (k)
  "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

  (i)
  If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the American Stock Exchange or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

  (ii)
  If, on such date, the Stock is not listed on a national or regional securities exchange or market system, tche Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

  (l)
  "Incentive Stock Option" means an Option intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

  (m)
  "Insider" means an Officer, a Director of the Company or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

  (n)
  "Nonstatutory Stock Option" means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

  (o)
  "Officer" means any person designated by the Board as an officer of the Company.

  (p)
  "Option" means a right to purchase Stock pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

  (q)
  "Option Agreement" means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares acquired upon the exercise thereof. An Option Agreement may consist of a form of "Notice of Grant of Stock Option" and a form of "Stock Option Agreement" incorporated therein by reference, or such other form or forms as the Board may approve from time to time.

  (r)
  "Optionee" means a person who has been granted one or more Options.

  (s)
  "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

  (t)
  "Participating Company" means the Company or any Parent Corporation or Subsidiary Corporation.

  (u)
  "Participating Company Group" means, at any point in time, all corporations collectively which are then Participating Companies.

  (v)
  "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

  (w)
  "Section 162(m)" means Section 162(m) of the Code.

  (x)
  "Securities Act" means the Securities Act of 1933, as amended.

  (y)
  "Service" means an Optionee's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. An Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service; provided, that there is no interruption or termination of the Optionee's Service. Furthermore, an Optionee's Service with the Participating Company Group shall not be deemed to have terminated if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Optionee's Service shall be deemed to have terminated unless the Optionee's right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Optionee's Option Agreement. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Optionee's Service has terminated and the effective date of such termination.

  (z)
  "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

        (aa) "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

        (bb) "Ten Percent Owner Optionee" means an Optionee who, at the time an Option is granted to the Optionee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

2.2
Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

3.    Administration.

3.1
Administration by the Board. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option.

3.2
Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Board herein; provided, the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3
Powers of the Board. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion:

(a)
to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be subject to each Option;

(b)
to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

(c)
to determine the Fair Market Value of shares of Stock or other property;

(d)
to determine the terms, conditions and restrictions applicable to each Option (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Option, (ii) the method of payment for shares purchased upon the exercise of the Option, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Option or such shares, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability of the Option or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Option, (vi) the effect of the Optionee's termination of Service with the Participating Company Group on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Option or such shares not inconsistent with the terms of the Plan;

(e)
to approve one or more forms of Option Agreement;

(f)
to amend, modify, extend, cancel or renew any Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof;

(g)
to accelerate, continue, extend or defer the exercisability of any Option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an Optionee's termination of Service with the Participating Company Group;

(h)
to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options; and

  (i)
  to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option Agreement and to make all other determinations and take such other actions with respect to the Plan or any Option as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.4
Committee Complying with Section 162(m). If a Participating Company is a "publicly held corporation" within the meaning of Section 162(m), the Board may establish a Committee of "outside directors" within the meaning of Section 162(m) to approve the grant of any Option which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

3.5
Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.6
Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.    Shares Subject to Plan.

4.1
Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be Ten Million Three Hundred Seventeen Thousand Three Hundred Eleven (10,317,311) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled or if shares of Stock are acquired upon the exercise of an Option subject to a Company repurchase option and are repurchased by the Company at the Optionee's exercise price, the shares of Stock allocable to the unexercised portion of such Option or such repurchased shares of Stock shall again be available for issuance under the Plan. However, except as adjusted pursuant to Section 4.2, in no event shall more than Ten Million Three Hundred Seventeen Thousand Three Hundred Eleven (10,317,311) shares of Stock be available for issuance pursuant to the exercise of Incentive Stock Options (the "ISO Share Issuance Limit").

4.2
Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options, in the ISO Share Issuance Limit set forth in Section 4.1, in the Section 162(m) Grant Limit set forth in Section 5.4 and in the exercise price per share of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 8.1) shares of another corporation (the "New Shares"), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

5.    Eligibility and Option Limitations.

5.1
Persons Eligible for Options. Options may be granted only to Employees, Consultants, and Directors. Eligible persons may be granted more than one (1) Option. However, eligibility in accordance with this Section shall not entitle any person to be granted an Option, or, having been granted an Option, to be granted an additional Option.

5.2
Option Grant Restrictions. Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

5.3
Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by an Optionee for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such options which exceed such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.3, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

5.4
Section 162(m) Grant Limit. Subject to adjustment as provided in Section 4.2, no Employee shall be granted one or more Options within any fiscal year of the Company which in the aggregate are for the purchase of more than Ten Million Three Hundred Seventeen Thousand Three Hundred Eleven (10,317,311) shares (the "Section 162(m) Grant Limit"). An Option which is canceled in the same fiscal year in which it was granted shall continue to be counted against the Section 162(m) Grant Limit for such period.

6.    Terms and Conditions of Options.

        Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed

Option Agreement. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1
Exercise Price. The exercise price for each Option shall be established in the discretion of the Board; provided, however, that (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) the exercise price per share for a Nonstatutory Stock Option shall be not less than twenty percent (20%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (c) no Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another Option in a manner qualifying under the provisions of Section 424(a) of the Code.

6.2
Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, and (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3  Payment of Exercise Price.

  (a)
  Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Optionee having a Fair Market Value not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), (iv) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Board may at any time or from time to time, by approval of or by amendment to the standard forms of Option Agreement described in Section 7, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

  (b)
  Limitations on Forms of Consideration.
  (i)
  Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months (and not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

    (ii)
    Cashless Exercise. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

6.4
Tax Withholding. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its discretion, the Company shall have the right to require the Optionee, through payroll withholding, cash payment or otherwise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon the exercise thereof. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to the Option Agreement until the Participating Company Group's tax withholding obligations have been satisfied by the Optionee.

6.5  Effect of Termination of Service.

  (a)
  Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Board in the grant of an Option and set forth in the Option Agreement, an Option shall be exercisable after an Optionee's termination of Service only during the applicable time period determined in accordance with this Section 6.5 and thereafter shall terminate:

  (i)
  Disability. If the Optionee's Service terminates because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of six (6) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Option Agreement evidencing such Option (the "Option Expiration Date").

  (ii)
  Death. If the Optionee's Service terminates because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of six (6) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within ninety (90) days (or such longer period of time as determined by the Board, in its discretion) after the Optionee's termination of Service other than for Cause.

  (iii)
  Cause. If the Optionee's Service with the Participating Company Group is terminated for Cause, the Option shall terminate and cease to be exercisable immediately upon such termination of Service.

    (iv)
    Other Termination of Service. If the Optionee's Service terminates for any reason, except Disability, death or for Cause, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee at any time prior to the expiration of ninety (90) days (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

  (b)
  Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.5(a) is prevented by the provisions of Section 10 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Board, in its discretion) after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

  (c)
  Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.5(a) of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

6.6
Transferability of Options. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Option Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

7.    Standard Forms of Option Agreement.

7.1
Option Agreement. Unless otherwise provided by the Board at the time the Option is granted, an Option shall comply with and be subject to the terms and conditions set forth in the appropriate form of Option Agreement approved by the Board concurrently with its adoption of the Plan and as amended from time to time.

7.2
Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of any standard form of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan.

8.    Change in Control.

8.1    Definitions.

  (a)
  An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company at any time after the establishment of this Plan: (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

  (b)
  A "Change in Control" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a "Transaction") at any time after the establishment of this Plan wherein the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of a Transaction described in Section 8.1(a)(iii), the corporation or other business entity to which the assets of the Company were transferred (the "Transferee"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

8.2  Effect of Change in Control on Options.

  (a)
  Accelerated Vesting. Notwithstanding any other provision of the Plan to the contrary, the Board, in its sole discretion, may provide in any Option Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and vesting in connection with such Change in Control of any or all outstanding Options and shares acquired upon the exercise of such Options.

  (b)
  Assumption or Substitution of Options. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the "Acquiring Corporation"), may, without the consent of any Optionee, either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. Except as otherwise provided in an Option Agreement, in the event the Acquiring Corporation elects not to assume the Company's rights or obligations under the Option or substitute for the Option in connection with the Change in Control, and provided that the Optionee's Service has not terminated prior to such date, any unexercised portion of the Option shall be immediately exercisable and vested in full as of ten (10) days prior to the date of the Change in Control. Any vesting or exercise of the Option that was permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Change in Control. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate unless the Board otherwise provides in its discretion. For purposes of this Section 8.2(b), an Option shall be considered assumed if, for every share of Stock subject thereto immediately prior to the Change in Control, the Optionee has the right, following the Change in Control, to acquire in accordance with the terms and conditions of the assumed Option the consideration (whether stock, cash or other securities or property) received in the Change in Control transaction by holders of shares of Stock for each share held immediately prior to such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration received in the Change in Control transaction was not solely common stock of the Acquiring Corporation, the Board may, with the consent of the Acquiring Corporation, provide for the consideration to be acquired to be solely common stock of the Acquiring Corporation equal in Fair Market Value to the per share consideration received by holders of Stock in the Change in Control transaction.

  (c)
  Cash-Out of Options. The Board may, in its sole discretion and without the consent of any Optionee, determine that, upon the occurrence of a Change in Control, each or any Option outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share of Stock subject to such canceled Option in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control over the exercise price per share under such Option (the "Spread"). In the event such determination is made by the Board, the Spread (reduced by applicable withholding taxes, if any) shall be paid to Optionees in respect of their canceled Options as soon as practicable following the date of the Change in Control.

9.    Provision of Information.

        At least annually, copies of the Company's balance sheet and income statement for the just completed fiscal year shall be made available to each Optionee and purchaser of shares of Stock upon the exercise of an Option. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure them access to equivalent information.

10.  Compliance with Securities Law.

        The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option, the Company may require the

Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

11.  Termination or Amendment of Plan.

        The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's shareholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company's shareholders under any applicable law, regulation or rule. No termination or amendment of the Plan shall affect any then outstanding Option unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option without the consent of the Optionee, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

12.  Stockholder Approval.

        The Plan or any increase in the maximum aggregate number of shares of Stock issuable thereunder as provided in Section 4.1 (the "Authorized Shares") shall be approved by the shareholders of the Company within twelve (12) months of the date of adoption thereof by the Board. Options granted prior to stockholder approval of the Plan or in excess of the Authorized Shares previously approved by the shareholders shall become exercisable no earlier than the date of stockholder approval of the Plan or such increase in the Authorized Shares, as the case may be.

PLAN HISTORY

April 16, 2002	Board adopts Plan, with an initial reserve of 10,317,311 shares.
, 2002	Shareholders approve Plan, with an initial reserve of shares.

Exhibit D

Audit Committee Charter

PURPOSE

        The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements and the Company's legal compliance and ethics programs as established by management and the Board.

        In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

        The Committee shall review the adequacy of this Charter on annual basis.

MEMBERSHIP

        The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the American Stock Exchange.

        Accordingly, all of the members will be directors:

  1.
  Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

  2.
  Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

KEY RESPONSIBILITIES

        The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, including the internal audit staff, if any, as well as the outside auditors, have more time, knowledge and more detailed information on the Company that do Committee members; consequently, in carrying it its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

        The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

  •
  As a whole, or through a Committee representative, the Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-KSB (or the Annual Report to Shareholders if

D-1

    distributed prior to the filing of Form 10-KSB and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No.61.

  •
  As a whole, or through a Committee representative, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No.61; this review will occur prior to the Company's filing of the Form 10-QSB.

  •
  The Committee shall discuss with management and the outside auditors at regularly held Audit Committee meetings, or at such other time as deemed appropriate, the quality and adequacy of the Company's internal controls.

  •
  The Committee shall request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1; discuss with the outside auditors any such disclosured relationships and their impact on the outside auditor's independence; and recommended that the Board take appropriate action to oversee the independence of the outside auditor.

  •
  The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority to select, evaluate and, where appropriate, replace the outside auditor.

D-2

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Stockholders
EPICEDGE, INC.

June 25, 2002

/    Please Detach and Mail in the Envelope Provided    /

A	☒	Please mark your votes as in this example.
1)	To elect five members to the Board of Directors for one-year terms.
Nominees:		FOR ALL (except as noted below)	AGAINST
Carl R. Rose, Chairman Richard Carter Panna Sharma Mark McManigal John Svahn		☐	☐
For except vote withheld from the following nominee(s):

		FOR	AGAINST	ABSTAIN
2.	To approve a proposal to amend our Articles of Incorporation to increase the number of shares of common stock authorized from 50,000,000 to 100,000,000.	☐	☐	☐
3.	To approve a proposed amendment and restatement of our Articles of Incorporation to increase the number of shares of preferred stock from 5,000,000 to 30,000,000, and to designate 10,000,000 shares of our capital	☐	☐	☐
stock as Series A Preferred Stock, with the rights, preferences and privileges contained in the Statement of Designation of the Series A Preferred Stock, to designate 10,000,000 shares of our capital stock as Series B Preferred Stock, with the rights, preferences and privileges contained in the Statement of Designation of the Series B Preferred Stock and to authorize 10,000,000 shares of our capital stock as blank check preferred stock.
4.	To approve a proposed amendment and restatement of our Articles of Incorporation to change the stated purpose of our business.	☐	☐	☐
5.	To ratify, pursuant to the rules established by the American Stock Exchange, a July 2000 convertible debt offering in the amount of $5 million to certain private investors.	☐	☐	☐
6.	To ratify, pursuant to the rules established by the American Stock Exchange, the September 2000 sale of 2,000,000 shares of our common stock to certain private investors for $2 million.	☐	☐	☐
7.	To ratify, pursuant to the rules established by the American Stock Exchange, a November 2000 convertible debt financing in the amount of $900,000 to our chairman, Carl Rose.	☐	☐	☐
8.	To ratify, pursuant to the rules established by the American Stock Exchange, a December 2000 convertible debt financing in the amount of $1.5 million to two of our shareholders.	☐	☐	☐
9.	To ratify, pursuant to the rules established by the American Stock Exchange, a June 2001 convertible debt financing in the amount of $1,050,000 to two of our shareholders and a third party investor.	☐	☐	☐
10.	To ratify, pursuant to the rules established by the American Stock Exchange, an April 2002 financing in which we agreed to convert he July 2000 debt and certain debt issued in December 2000 into shares of	☐	☐	☐
Series A Preferred Stock upon receiving shareholder approval and issued substitute notes to replace the convertible notes issued in the June 2001, the February 2002 and March 2002, which substitute notes are convertible into shares of Series B Preferred Stock upon receiving shareholder approval.
11.	To approve the establishment of a management bonus pool for the benefit of certain member of management.	☐	☐	☐
12.	To approve the adoption of the EpicEdge, Inc. 2002 Stock Option Plan and to reserve an aggregate of up to 10,317,311 shares of common stock for issuance under the plan.	☐	☐	☐
13.	To approve the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending December 31, 2002.	☐	☐	☐
Signature:	Date:

IMPORTANT: Please sign exactly as your name appears above. Each joint owner should sign. Executors, administrators, trustees, etc. should indicate the capacity in which they sign. The above signed hereby acknowledges receipt of the Notice of General Meeting of Shareholders and the Proxy Statement furnished herewith.

EPICEDGE, INC.

        The undersigned stockholder of EPICEDGE, INC. (the 'Company') hereby appoints Peter B. Covert and Sam DiPaola, the true and lawful attorneys, agents and proxies of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock of the Company which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at EpicEdge's principal offices, 5508 Two Ninety West, Suite 300, Austin, Texas 75735, on Tuesday, June 25, 2002, at 9:00 a.m., local time, and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EPICEDGE, INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

PLEASE COMPLETE, DATE AND SIGN ON REVERSE SIDE AND RETURN THIS PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE

QuickLinks

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
SOLICITATION AND VOTING
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF AN AMENDMENT AND RESTATEMENT OF OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
PROPOSAL NO. 3 APPROVAL OF AN AMENDMENT AND RESTATEMENT OF OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK AND TO DESIGNATE SERIES A PREFERRED STOCK AND SERIES B PREFERRED STOCK
PROPOSAL NO. 4 APPROVAL OF AN AMENDMENT AND RESTATEMENT OF OUR ARTICLES OF INCORPORATION TO CHANGE THE STATED PURPOSE OF OUR BUSINESS
PROPOSAL NO. 5 RATIFICATION OF THE JULY 2000 CONVERTIBLE DEBT OFFERING
PROPOSAL NO. 6 RATIFICATION OF THE SEPTEMBER 2000 SALE OF 2,000,000 SHARES OF OUR COMMON STOCK FOR $2 MILLION
PROPOSAL NO. 7 RATIFICATION OF THE NOVEMBER 2000 CONVERTIBLE DEBT FINANCING
PROPOSAL NO. 8 RATIFICATION OF THE DECEMBER 2000 CONVERTIBLE DEBT FINANCING
PROPOSAL NO. 9 APPROVAL OF THE ISSUANCE OF JUNE 2001 CONVERTIBLE NOTES
PROPOSAL NO. 10 APPROVAL OF ISSUANCE OF SUBSTITUTE CONVERTIBLE PROMISSORY NOTES AND THE APRIL FINANCING
PROPOSAL NO. 11 APPROVAL OF A BONUS PLAN FOR MANAGEMENT AND EMPLOYEES OF THE COMPANY
PROPOSAL NO. 12 APPROVAL OF THE EPICEDGE, INC. 2002 STOCK OPTION PLAN
PROPOSAL NO. 13 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION AND OTHER MATTERS
SUMMARY COMPENSATION TABLE
Aggregated Option Exercises in 2001 and Year-End Option Values
EQUITY COMPENSATION PLAN INFORMATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
STOCK PRICE PERFORMANCE GRAPH
ANNUAL REPORT; INCORPORATION BY REFERENCE
SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
TRANSACTION OF OTHER BUSINESS
RESTATED ARTICLES OF INCORPORATION OF EPICEDGE, INC. a Texas corporation
Article One
Article Two
Article Three
Article Four
Article Five
Article Six
Article Seven
Article Eight
Article Nine
Article Ten
Article Eleven
Article Twelve
Article Thirteen
Article Fourteen
Exhibit A EPICEDGE, INC. STATEMENT OF DESIGNATION RELATING TO SERIES A CONVERTIBLE PREFERRED STOCK WITH A PAR VALUE OF $0.01 PER SHARE
Exhibit B
EPICEDGE, INC.
STATEMENT OF DESIGNATION RELATING TO SERIES B CONVERTIBLE PREFERRED STOCK WITH A PAR VALUE OF $0.01 PER SHARE
EPICEDGE, INC. BONUS PLAN
EXHIBIT A NOTICE OF BONUS PLAN AWARD
EXHIBIT B EXAMPLES OF BONUS POOL CALCULATION
EPICEDGE, INC. 2002 STOCK OPTION PLAN
PLAN HISTORY
Audit Committee Charter